UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
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VISEON, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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VISEON, INC.
8445 Freeport Parkway, Suite 245
Irving, Texas 75063
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held Monday, April 18, 2005
To our Stockholders:
      PLEASE TAKE NOTICE that the Annual Meeting of Stockholders (the “Annual Meeting”) of Viseon, Inc. (the “Company”) will be held at the Company’s corporate office, 8445 Freeport Parkway, Suite 245, Irving, Texas 75063, at 10:00 a.m., local time, on Monday, April 18, 2005, for the following purposes:

1. To elect five directors, including one Class I director for an initial one-year term, two Class II directors for an initial two-year term, and two Class III directors for a three-year term, to hold office for the term stated above and until their successors are duly elected and qualified;

2. To ratify the appointment of Virchow, Krause & Company, LLP as the Company’s independent public accountants for the 2005 fiscal year;

3. To approve the Viseon, Inc. 2005 Stock Plan and to reserve 5,000,000 shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”) for issuance to participants thereunder; and

4. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.
      Only stockholders of record at the close of business on February 18, 2005, are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.
      A Proxy Statement that describes the foregoing proposals and a form of proxy accompany this notice.

By Order of the Board of Directors

Robert A. Wolf
Secretary
Irving, Texas
April 1, 2005
WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE EXECUTE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE, WHICH REQUIRES NO POSTAGE. ANY STOCKHOLDER GRANTING A PROXY MAY REVOKE IT AT ANY TIME PRIOR TO ITS EXERCISE BY DELIVERING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY UNLESS THE PROXY EXPRESSLY STATES THAT IT IS IRREVOCABLE OR UNLESS THE PROXY IS MADE IRREVOCABLE BY LAW.

VISEON, INC.
8445 Freeport Parkway, Suite 245
Irving, Texas 75063
PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
Monday, April 18, 2005
       This Proxy Statement is furnished by Viseon, Inc. (the “Company”) to its stockholders in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 10:00 a.m., local time, on Monday, April 18, 2005, at the Company’s corporate office, 8445 Freeport Parkway, Suite 245, Irving, Texas 75063, and at all adjournments or postponements thereof. At the Annual Meeting, our stockholders will be asked to consider the matters set forth in the attached Notice of Annual Meeting of Stockholders. The Board of Directors is not currently aware of any other matters that will come before the Annual Meeting.
      Proxies in the form enclosed with this Proxy Statement will be voted at the Annual Meeting, if properly executed, returned to the Company prior to the Annual Meeting and not revoked. Proxies may be revoked at any time before they are voted by giving written notice to the Secretary of the Company, unless the proxy expressly states that it is irrevocable or unless the proxy is made irrevocable by law.
      This Proxy Statement and the enclosed form of proxy were first mailed to stockholders of the Company on or about April 2, 2005.
QUORUM AND VOTING
      Record Date. The record date for the Annual Meeting (“Record Date”) is February 18, 2005. Only holders of record of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and holders of record of the Company’s Series A Convertible Preferred Stock, $0.01 par value per share (the “Preferred Stock”), at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting.
      Voting Stock. The classes of stock entitled to be voted at the meeting are the Common Stock and the Preferred Stock. Holders of record of Common Stock are entitled to one vote per share on the matters to be considered at the Annual Meeting. Holders of record of Preferred Stock are entitled to vote with the shares of the Common Stock, and not as a separate class, on the matters to be considered at the Annual Meeting upon the following basis: each holder of shares of Preferred Stock is entitled to such number of votes as may be voted on the whole number of shares of Common Stock into which such holder’s aggregate shares of Series A Preferred Stock are convertible immediately after the close of business on the Record Date. As of the Record Date, each share of Series A Preferred Stock was convertible into 25,000 shares of Common Stock. At the close of business on the Record Date, 30,968,601 shares of Common Stock, equal to one vote per share, and 186 shares of Preferred Stock, equal to 25,000 votes per share (equal in aggregate voting power to 4,650,000 shares of Common Stock), were issued and outstanding and entitled to vote at the Annual Meeting.
      Quorum. In order for any business to be conducted at the Annual Meeting, the holders of more than 50% of the shares issued and outstanding and entitled to vote must be represented at the Annual Meeting, either in person or by properly executed proxy. If a quorum is not present at the scheduled time of the Annual Meeting, the stockholders who are present may adjourn the Annual Meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given, unless after the adjournment a new record date is set for the adjourned meeting. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.
      Voting by Street Name Holders. If a stockholder owns shares in “street name” by a broker, then the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions.

If you do not give instructions to the broker, the broker will nevertheless be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items (in which case, the shares will be treated as broker “non-votes”).
      Required Vote. To be elected as a director, each nominee needs the affirmative vote of the holders of record of a plurality of the votes duly cast at the Annual Meeting (i.e., the five nominees receiving the greatest number of votes will be elected). Any shares voted as abstentions and broker “non-votes” on any matter (or a withheld authority vote as to directors) are counted as present and entitled to vote for the purposes of determining a quorum, but are not deemed to have been voted in favor of such matter. An abstention has the effect of a vote against any matter coming before the Annual Meeting, other than the election of directors. The effect of broker “non-votes” on a particular matter depends on whether the matter is one as to which the broker or nominee has discretionary voting authority. If the proxy indicates that the broker does not have discretionary authority to vote on a particular matter, those shares will be counted as present for purposes of determining a quorum, but will not be considered present and entitled to vote for the purpose of calculating the vote with respect to such matter. Abstentions and broker “non-votes” are not counted for purposes of the election of directors, since those positions will be filled by a plurality of the votes actually cast at the Annual Meeting. Accordingly, abstentions and broker “non-votes” have the effect of a vote against any proposal that requires the affirmative approval of a majority of the outstanding shares of Common Stock, but have no effect with respect to proposals requiring only the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting, such as the election of directors, because they are not included for purposes of this calculation.
      Default Voting. Where stockholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If a stockholder properly executes and returns the accompanying form of proxy, but does not indicate any voting instructions, such stockholder’s shares will be voted as follows:

(i) FOR the election of each nominee listed under Proposal I as a director of the Company, for the terms specified therein;

(ii) FOR the approval of the Viseon, Inc. 2005 Stock Plan and the reservation of 5,000,000 shares of Common Stock for issuance to participants thereunder;

(iii) FOR the ratification of the appointment of Virchow, Krause & Company, LLP as the Company’s independent public accountants for the 2005 fiscal year; and

(iv) at the discretion of the proxy holders on any other matter that may properly come before the meeting or any adjournment thereof.
      If any other matter or business is brought before the Annual Meeting, the proxy holders may vote the proxies in their discretion. The Board of Directors does not currently know of any such other matter or business.
PROPOSAL I
ELECTION OF DIRECTORS
Number of Directors
      The Bylaws of the Company provide that the number of directors shall consist of not less than one, and not more than seven, members. The current number of members of the Board of Directors is six.
Classes of Directors
      Pursuant to an amendment to the Bylaws adopted by the Board of Directors on March 29, 2005, effective as of the date of the Annual Meeting, the members of the Board of Directors shall be divided, with respect to the time for which they severally hold office, into three classes, with the first class (“Class I”), the second class (“Class II”) and the third class (“Class III”) each to consist as nearly as practicable of an equal number of directors. The term of office of the Class I director shall expire at the 2006 annual meeting of stockholders, the term of office of the Class II directors shall expire at the 2007 annual meeting of stockholders, and the term of office of the Class III directors shall expire at the 2008 annual meeting of stockholders, with each director to hold office until his or her successor shall have been duly elected and qualified. Commencing with this Annual Meeting, at each annual meeting of stockholders, directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders, after their election, with each director to hold office until his or her successor shall have been duly elected and qualified.
Nominees
      At the Annual Meeting, the holders of Common Stock and Preferred Stock as of the Record Date will consider the nominees and elect five members of the Company’s Board of Directors. The Board of Directors has nominated Charles Rey to serve as the Class I Director, John Harris and Geoffrey Gerard to serve as the Class II directors, and Brian Day and John O’Donnell to serve as the Class III directors. All of the nominees are currently serving as directors of the Company, and if they are elected, the nominees will continue to serve until their terms expire upon the election and qualification of their successors, or the earlier retirement, resignation or removal of any such nominee. Gerard Dube has declined to stand for re-election as a director. Accordingly, the Board of Directors has reduced the total number of its members from six to five, effective as of the date of the Annual Meeting.
      Each of the nominees has indicated his willingness to serve his full class term, and the Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. If a nominee becomes unable or unwilling to serve, your proxy will be voted for the election of a substitute nominee recommended by the current Board of Directors, or the number of the Company’s directors will be reduced. Information with respect to each of the nominees is provided below.
      The Board of Directors recommends that you vote FOR the election of each of the following nominees as directors of the Company.
Class I Director
      Charles Rey. Charles Rey has been a director of the Company and a member of the Compensation Committee of the Board of Directors since October 2001. He has been Chief Executive Officer of Lifetime Marketing, Inc. since 1991 and. Mr. Rey is also Chairman of the Board of POPS Direct, a consumer Internet marketing company.
Class II Directors
      John C. Harris. John C. Harris has been a director, Chief Executive and President of the Company since February 2001. From May until December 2000, Mr. Harris served as Chief Executive Officer of Diversified Technologies Group, Inc., a company that provides enhanced fax services. From October 1999 until May 2000, Mr. Harris was Chief Executive Officer of CBQ, Inc., an e-business solutions provider. From March of 1999 until joining CBQ, Inc. in October 1999, Mr. Harris served as President of Paragon Innovations, Inc., an embedded device design firm. From January 1986 until November 1998, Mr. Harris was President and CEO of CompuNet Support Systems, Inc. CompuNet provided networking, systems integration and business building applications.
      Geoffrey Gerard. Mr. Gerard has been in the private practice of law in Dallas County, Texas since 1978, specializing in business transactions. Mr. Gerard received his B.S. in Business-Finance and his J.D. from Indiana University. Mr. Gerard is also a director of Overhill Farms, Inc., a publicly-held company supplying high quality frozen foods to airline, foodservice and retail customers.

Class III Directors
      Brian Day. Brian Day has been a director of the Company and a member of the Audit Committee of the Board of Directors since October 2001. In September 2004, Mr. Day became the Chief Financial Officer of Gomez Inc. Prior to joining Gomez Inc., Mr. Day was the Chief Financial Officer of LifeHarbor, Inc. from June 2003 until December 2003 and its President from December 2003 until the sale of the company in July 2004. Mr. Day was Chief Financial Officer of Octave Communications, Inc., an audio communications technology company, from June 1999 until its sale in January 2003. From September 1998 to June 1999, Mr. Day was Chief Financial Officer of Healthtrax Inc. and prior to that, Chief Financial Officer of Span Instruments, Inc.
      John O’Donnell. John O’Donnell has been a director of the Company and a member of the Compensation Committee of the Board of Directors since his appointment in September 2004. Mr. O’Donnell has served as Vice President of Avteq, Inc. (formerly known as Comlink Technologies, LLC) from December 2003 to the present and served as Chief Executive Officer of Avteq, Inc. from August, 2001 until November 2003. Prior to forming Avteq, Inc., Mr. O’Donnell was a founder of NuVision Technologies, Inc., which became a wholly owned subsidiary of TANDBERG asa, and of which Mr. O’Donnell served as President from 1995 to 1999.
      None of the nominees have any family relationship with each other or any officer or director of the Company. None of the nominees hold directorships in other reporting companies, except for Mr. Gerard who is a director of Oakhill Farms, Inc., a publicly-held company supplying high quality frozen foods to airline, food service and retail customers. None of the nominees are being proposed for election pursuant to any arrangement of understanding between such nominees and any other person, except only the directors and executive officers of the Company acting solely as such.
Board of Directors; Committees
      The Board of Directors has the responsibility for establishing corporate policies and for the overall performance of the Company. The Board of Directors meets regularly throughout the year to review significant developments affecting the Company and to act upon matters requiring its approval. The Board of Directors will hold its annual meeting on April 18, 2005, immediately following the Annual Meeting. It also holds special meetings as required from time to time when important matters arise requiring Board action between scheduled meetings.
      The Board of Directors has established an Audit Committee and a Compensation Committee to devote attention to specific subjects and to assist it in the discharge of its responsibilities. A description of the committees and their functions, their current members and the number of meetings held by them during the last fiscal year are described below.
Audit Committee
      In fiscal year 2004, Brian Day and Gerald Dube were members of the Audit Committee. The Board of Directors has determined that Brian Day is both independent and an Audit Committee financial expert, as determined by SEC guidelines. The members of the Audit Committee met four times during the last fiscal year. The Board of Directors adopted a charter for the Audit Committee on March 24, 2005, which is attached as Appendix A to this Proxy Statement. The functions of the Audit Committee include the following:

•	recommending annually to the Board of Directors the appointment of the independent public accountants of the Company;

•	reviewing the scope of the prospective annual audit and reviewing the results thereof with the independent public accountants;

•	determining the independence of the independent public accountants;

•	making inquiries with respect to the appropriateness of accounting principles followed by the Company; and

•	receiving and reviewing reports from Company management relating to the Company’s financial reporting process, the adequacy of the Company’s system of internal controls, and legal and regulatory matters that may have a material impact on the Company’s financial statements and compliance policies.
Audit Committee Report
      The Company’s Audit Committee for fiscal year 2004 has reviewed and discussed the audited financial statements for that year with management. The Audit Committee discussed with management the matters set forth in SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), which include, among other things:

•	methods used to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and

•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates, and the disclosures in the financial statements.
      The Audit Committee has received the written disclosures and the letter from Virchow, Krause & Company, LLP (“Virchow Krause”), the Company’s independent accountants, required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with Virchow Krause the issue of its independence from the Company. Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004.

Brian Day, Audit Committee Member
Gerard Dube, Audit Committee Member
Compensation Committee
      For fiscal year 2004, the Compensation Committee consisted of Charles Rey and W.R. Howell. The functions of the Compensation Committee include the following:

•	reviewing and approving annual salaries and bonuses for all executive officers;

•	reviewing, approving and recommending to the Board of Directors the terms and conditions of all employee benefits or changes thereto; and

•	providing recommendations to the Board of Directors on the management and administration of the Company’s 1994 Stock Option Plan, 2003 Consultant Compensation Plan and 2005 Stock Plan, for the benefit of certain officers, directors, employees, consultants and advisors of the Company;
      The Compensation Committee makes recommendations to the Board of Directors as to the individuals to whom options shall be granted, the number of shares to be covered by each option and the terms on which the options shall be granted under the Company’s 1994 Stock Option Plan, 2003 Consultant Compensation Plan and 2005 Stock Plan. The Compensation Committee met two times during the last fiscal year.
Nominating Committee
      The Company does not have a nominating committee. The Board of Directors as a whole performs the functions customarily attributable to a nominating committee, and believes this to be appropriate given the size of the Board of Directors.

Attendance and Compensation
      The Board of Directors met six times during the 2004 fiscal year (including regularly scheduled and special meetings). A quorum was present at every meeting. All directors attended all of the meetings of the Board of Directors and its committees that he was required to attend, except that W.R. Howell was absent from one meeting of the Board of Directors.
      The Company requires all directors to attend the annual meeting of the Board of Directors in person or by teleconference, unless special circumstances do not permit a director to be present at the annual meeting of the Board of Directors. Each non-employee director of the Company receives reimbursement of reasonable expenses for each meeting of the Board of Directors attended.
      In addition, on April 1, 2005, the Board of Directors approved grants of 27,500 restricted shares of Common Stock, and fully vested options for the purchase of 40,000 shares of Common Stock at an exercise price of $1.62 per share under the Company’s 1994 Stock Option Plan, to Brian Day, Gerard Dube and Charles Rey, for their service as Board members in fiscal years 2004 and 2005. On this date, the Board of Directors also approved a grant of fully vested options for the purchase of 20,000 shares of Common Stock at an exercise price of $1.62 per share under the Company’s 1994 Stock Option Plan to John O’Donnell for his service as a Board member in fiscal year 2005, and a grant of 27,500 shares of Common Stock to W.R. Howell for his service as a Board member in fiscal years 2004 and 2005 through the date of his resignation. The Board of Directors had previously agreed to compensate its directors for their services in these fiscal years, but the grants were not made until April 1, 2005.
Stockholder Communications With the Board of Directors
      Any stockholder who wishes to communicate with the Board of Directors or with an individual director may direct such communications to the Secretary of the Company at 8445 Freeport Parkway, Suite 245, Irving, Texas 75063. The communication must be clearly addressed to the Company’s Board of Directors or to a specific director.
Nomination Rights of Stockholders
      Any stockholder of the Company may recommend one or more candidates to be considered by the Board of Directors as a potential nominee or nominees for election as director of the Company at any annual or special meeting of stockholders to be held for such purpose, if the stockholder complies with the notice, information and consent provisions contained in the Company’s Bylaws (current copies of the Company’s Bylaws are available at no charge from the Secretary of the Company and may also be found in the Company’s public filings with the SEC). In order for the candidate recommendation to be timely a stockholder’s notice to the Company’s Secretary must be delivered to the Company’s principal executive offices no later than (a) with respect to the next annual meeting of the Company’s stockholders following the meeting to which this proxy applies January 17, 2006 and (b) with respect to any special meeting at which the election of directors is to be held, seven days after the date that the notice of the special meeting is mailed. Any such recommendations received by the Secretary will be presented to the Board of Directors for consideration. All candidates (whether identified internally or by a stockholder) who, after evaluation based upon the criteria and process described in “Internal Process of Identifying Candidates” below, are then approved by the Board of Directors will be included in the Company’s recommended slate of director nominees in its proxy statement.
Qualifications to Serve as Director
      Each candidate for director must possess at least the following specific minimum qualifications:

•	Each candidate must be prepared to represent the best interests of all the Company’s stockholders and not just one particular constituency.

•	Each candidate must be an individual who has demonstrated integrity and ethics in his or her personal and professional life and has established a record of professional accomplishment in his or her chosen field.

•	No candidate may have any material personal, financial or professional interest in any present or potential competitor of the Company.

•	Each candidate must be prepared to participate fully in activities of the Board of Directors and attend, and actively participate in, meetings of the Board of Directors and all Committees of the Board of Directors of which he or she is a member, and not have other personal or professional commitments that would, in the sole judgment of the Board of Directors, interfere with or limit his or her ability to do so.

•	In addition, the Board of Directors also considers it desirable that candidates possess the following qualities or skills:

•	Each candidate should contribute to the overall diversity of the Board of Directors — diversity being broadly construed to mean a variety of opinions, perspectives, personal and professional experiences and backgrounds.

•	Each candidate should contribute positively to the existing chemistry and collaborative culture among the members of the Board of Directors.

•	Each candidate should possess professional and personal experiences and expertise relevant to the Company’s business.
Internal Process of Identifying Candidates
      The Board of Directors will use a variety of means for identifying potential nominees for director, including the use of outside search firms and recommendations from current directors and stockholders. In determining whether to nominate a candidate, the Board of Directors will consider the current composition and capabilities of serving Board members, as well as additional capabilities considered necessary or desirable in light of existing and future Company needs. One or more of the directors or officers of the Company may interview, or have an outside search firm interview, a prospective candidate who is identified as having high potential to satisfy the expectations, requirements, qualities and responsibilities for membership on the Board of Directors. Reports from those interviews or from directors with personal knowledge and experience with the candidate, resumes, information provided by other contacts and other information deemed relevant by the Board of Directors are then considered in determining whether a candidate will be nominated. The Board of Directors also exercises its independent business judgment and discretion in evaluating the suitability of a candidate for nomination.
Management
      The executive officers and directors of the Company are as follows:

Name	Age	Position

John C. Harris	43	Chairman of the Board, Chief Executive Officer and President
Robert A. Wolf	45	Chief Financial Officer and Secretary
Brian Day	41	Director
Gerard Dube	50	Director
John O’Donnell	50	Director
Charles Rey	57	Director
Geoffrey Gerard	60	Director
      Information with respect to our Chief Financial Officer is provided below. Information on John C. Harris, who is a director as well as an executive officer of the Company, is provided on page 3 of this Proxy Statement.
      Robert A. Wolf. Mr. Wolf was appointed Chief Financial Officer of the Company in March 2004. Mr. Wolf served as Chief Financial Officer of HR First Contact, LLC, an operator and franchisor of pre-employment screening service centers, from February 2001 and as Chief Financial Officer of BTi Employee

Screening Services, Inc., from June 2000 until its sale in January 2001. Mr. Wolf was Chief Financial Officer of NuVision Technologies, Inc., a company involved in the sales and leasing of videoconferencing equipment and network services and a wholly owned subsidiary of TANDBERG asa, from November 1998 until May 2000. Mr. Wolf began his career in the audit division of Arthur Andersen & Co., where he was employed from March 1982 to May 1989.
      Each of the Company’s principal officers is elected by, and serves at, the pleasure of the Board of Directors.
EXECUTIVE COMPENSATION
Summary Compensation Table
      The following table, and the accompanying explanatory footnotes, includes annual and long-term compensation information on our Chief Executive Officer and Chief Financial Officer, for services rendered in all capacities during the twelve month periods ended June 30, 2004, 2003 and 2002. Other than our Chief Executive Officer and our Chief Financial Officer, no employee of the Company received cash compensation of more than $100,000 in the fiscal year ended June 30, 2004.

						Long Term Compensation
		Annual Compensation
						Securities
					Other Annual	Underlying		All Other
Name and Principal Position	Fiscal Year	Salary	Bonus		Compensation	Options		Compensation

John C. Harris	2004	$151,667	$310,000	(2)	$-0-	300,000	(3)	$-0-
President, CEO and	2003	$130,000	$-0-		$-0-	-0-		$-0-
Director	2002	$130,000	$-0-		$-0-	250,000		$-0-
Robert A. Wolf(1)	2004	$45,000	$-0-		$-0-	300,000	(4)	$-0-
CFO	2003	$-0-	$-0-		$-0-	-0-		$-0-
	2002	$-0-	$-0-		$-0-	-0-		$-0-

(1)	Mr. Wolf became Chief Financial Officer in March 2004, and was therefore employed by the Company for four months in fiscal year 2004. Mr. Wolf’s initial annual base salary is $100,000.

(2)	In January 2004, the Compensation Committee approved a cash payment to Mr. Harris in the amount of $50,000, representing a performance bonus previously earned by Mr. Harris, an additional cash payment of $50,000 representing a performance bonus earned in fiscal year 2004 and the grant of 200,000 shares of the Company’s Common Stock to Mr. Harris in consideration of his past performance and his oral agreement to continue his employment with the Company. The shares were valued at $1.05 per share, the closing bid price per share on the date of issuance (June 24, 2004).

(3)	In February 2004, the Compensation Committee approved the grant to Mr. Harris, pursuant to the Company’s 1994 Employee Stock Option Plan, of options to purchase 300,000 shares of the Company’s Common Stock at an exercise price of $1.00 per share, vesting over a period of two years, in connection with his oral agreement to continue to serve as the Company’s Chief Executive Officer.

(4)	In February 2004, the Compensation Committee approved the grant to Mr. Wolf, pursuant to the Company’s 1994 Employee Stock Option Plan, of options to purchase 300,000 shares of the Company’s Common Stock at an exercise price of $1.00 per share, in connection with his oral agreement to serve as the Company’s Chief Financial officer for two years. The options were granted in September 2004.

401(k) Plan
      The Company has not adopted a 401(k) profit sharing plan.
Option/ SAR Grants Table
      The following table sets forth certain information with respect to the options granted during the fiscal year ended June 30, 2004, to each employee listed in the Summary Compensation Table set forth above.
Option Grants in Fiscal Year 2004(1)

Percent of Total
			Options Granted	Exercise or Base
	Number of		to Employees	Price in Dollars	Expiration
Name	Options Granted		in Fiscal Year(2)	per Share	Date

John C. Harris	300,000	(3)	65.3%	$1.00	June 2014
Robert A. Wolf	n/a		n/a	n/a	n/a

(1)	The Company has never granted any SARS.

(2)	The aggregate number of options granted in fiscal year 2004 was 459,500.

(3)	The options vest according to the following schedule: 75,000 immediately, and 37,500 per quarter beginning on September 24, 2004.

(4)	The Company did not grant any stock options to Mr. Wolf in fiscal 2004; however, the Compensation Committee approved the grant of 300,000 options to Mr. Wolf in fiscal 2004 that were granted in September 2004.
Aggregate Option/ SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/ SAR Values
      The following table sets forth certain information with respect to the options owned by the named executive officers during the fiscal year ended June 30, 2004:

Value of
			Number of		Unexercised
			Unexercised Options		In-the-Money Options
	Shares		at June 30, 2004		at June 30, 2004(1)
	Acquired	Value
Name	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

John C. Harris	-0-	n/a	325,500	225,000	$133,750	$33,750
Robert A. Wolf(2)	-0-	n/a	n/a	n/a	n/a	n/a

(1)	Based upon the closing bid price of the Common Stock on the OTC Bulletin Board on June 30, 2004, which was $1.15 per share, and the exercise price of the options (between $0.66 and $1.00 per share).

(2)	The Company did not grant any stock options to Mr. Wolf in fiscal year 2004. However, the Compensation Committee approved stock options that were awarded in September 2004.
Employment Agreements
      The Company has entered into employment agreements with John Harris, its Chief Executive Officer and Robert Wolf, its Chief Financial Officer (the “Employment Agreements”).
      The Employment Agreements were executed on April 2005, and are effective retroactively on March 15, 2004. The Employment Agreements terminate on March 14, 2007, unless they are earlier terminated pursuant to their terms. Under their Employment Agreements, Mr. Harris and Mr. Wolf received annualized base salaries of $190,000 and $100,000, respectively. Mr. Harris is employed by the Company full-time and Mr. Wolf is employed on a part-time basis (minimum 20 hours per week). The Employment Agreements provide that Mr. Harris and Mr. Wolf will receive grants of stock options exercisable for 300,000 shares of Common Stock each at an exercise price of $1.00 per share under the Company’s 1994 Stock Option Plan. The stock options are subject to the following vesting schedule: Mr. Harris – 75,000 shares (June 24, 2004)

and 37,500 shares quarterly thereafter beginning September 24, 2004 and Mr. Wolf – 112,500 shares (September 29, 2004) and 37,500 shares quarterly thereafter beginning December 29, 2004.
      The employment of Mr. Harris and Mr. Wolf may be terminated at any time by the Company, with cause or without cause. Mr. Harris and Mr. Wolf may resign their positions with the Company upon thirty days’ prior written notice to the Company for any reason. If employment is terminated by the Company for cause, or by the executive without good reason, in such case, the executive shall receive his base salary through the date of termination. If employment is terminated by the Company without cause, or by the executive for good reason, then the executive shall receive a termination payment equal to his current base salary for the remainder of the term. In addition, all options granted to him shall immediately vest, and he shall receive all other benefits that would otherwise be due to him under the Employment Agreement for the remainder of the term.
Section 16(a) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who beneficially own more than ten percent of the Common Stock, to file reports of ownership with the SEC. Based upon a review of the copies of such reports furnished to the Company, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were met during the fiscal year ended June 30, 2004, except for the following transactions, which were reported late: (1) Form 4 filed by Richard Craven, a 10% stockholder at the time of the transactions, on May 14, 2004 with respect to transactions occurring in October and November of 2003; (2) Form 4 filed by Henry Harris, a 10% stockholder, on July 8, 2004 with respect to transactions occurring on April 12 and 14, 2004; and (3) Charles Rey, one of our directors, has represented to the Company that he intends to file a Form 4 with respect to various transactions.
Compensation Committee Interlocks And Insider Participation
      No executive officer of the Company served as a member of the Compensation Committee (or other board committee performing similar functions or, in the absence of any such committee, the entire board of directors) of another corporation, one of whose executive officers served on the Compensation Committee. No executive officer of the Company served as a director of another corporation, one of whose executive officers served on the Compensation Committee. No executive officer of the Company served as a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another corporation, one of whose executive officers served as a director of the Company.
Certain Relationships And Related Transactions
      On June 30, 2003, Henry Mellon and Exim Corporation acquired the debt obligation of the Company under our line of credit (secured by virtually all of our assets) existing pursuant to the loan agreement entered into by the Company and Silicon Valley Bank. This credit facility had matured on December 5, 2002 and the outstanding balance owed by the Company on this loan was approximately $386,200 as of June 30, 2003. At the time of Mr. Mellon’s and Exim’s acquisition of this loan, the terms of the loan were modified so that the Company was only required to pay interest on the loan for 18 months at a rate of 12% per annum until December 31, 2004, at which time the loan was to mature. Additionally the loan was divided into two equal notes, which granted the holders the option to convert the loan into common stock at $0.30 per share. Both note holders exercised their conversion rights in March 2004 converting the entire outstanding balance of the loan, inclusive of interest, totaling $210,039 and $210,039 into 700,131 and 700,131 shares of common stock, respectively, thereby extinguishing the debt and releasing all collateral securing the repayment thereof.
      In March 2004, the holders of certain convertible promissory notes executed by the Company at various dates in 2002 and 2003 converted at total of $1,254,726, including principal and accrued interest, into 4,182,422 shares of common stock at the conversion price of $0.30 per share and released all collateral securing the repayment of such note. Henry Mellon, the holder of a promissory note executed by the

Company, dated June 30, 2003, converted all indebtedness owed by Viseon pursuant to the note, inclusive of interest, totaling $210,039 into 700,131 shares of common stock.
      In connection with the private placement agreements governing the sale of our Series A Convertible Stock, all officers, all directors, certain convertible note holders and certain holders of 5% or more of the shares of Common Stock of the Company executed an agreement in favor of the Purchasers whereby the sale of specified shares of Common Stock that were registered pursuant to the same registration statement filed by the Company in respect of the Common Stock underlying the Preferred Stock, Series A-1 Warrants and Series A-2 Warrants were restricted for the period commencing on the date that the Securities and Exchange Commission declared effective the first such registration statement (August 16, 2004) and ending ninety (90) days thereafter. The Company was not a party to any such agreement and no such agreement created, suggested or imposed any duty on the Company with respect to the subject matter thereof.
      Mr. O’Donnell is a co-owner of Avteq, Inc. (formerly known as Comlink Technologies, LLC “Comlink”). From September 1, 2001 through June 30, 2003, Viseon purchased an aggregate of approximately $1.7 million in inventory from Comlink, consisting primarily of group videoconferencing equipment and related peripherals. The purchases were made in the ordinary course of Viseon’s business. From September 1, 2002 through June 30, 2003, Viseon purchased approximately $366,000 in equipment and peripherals from Comlink. No purchases have been made since June 30, 2003. In December 2003, Viseon issued 20,869 shares of its Common Stock to Comlink in settlement of accounts payable of $23,997 related to the purchases. Comlink’s 20,869 shares of Viseon Common Stock were registered for resale under Viseon’s registration statement on Form SB-2/ A, which was declared effective by the Securities and Exchange Commission on August 16, 2004.
      In December 2002, Viseon sold its existing service contracts and service business to Comlink for a sales price of $1 plus the assumption by Comlink of all liabilities under the service contracts. In conjunction with this transaction, the Company recognized a gain in the amount of $314,712 which was the unamortized deferred revenue associated with the service contracts.
      In January 2003, JOD Enterprises, LLC, an entity controlled and majority-owned by Mr. O’Donnell, acquired warrants to acquire 250,000 shares of Viseon Common Stock at $.70 per share from King Research, LLC in a private transaction.
      Each of the transactions with Mr. O’Donnell or related companies described above occurred prior to his joining the Board of Directors in September 2004.
      Mr. Albert B. Greco, Jr., in addition to his personal holdings, is the sole manager of Digital Investors, LLC and possesses sole dispositive authority over all shares of Common Stock and warrants issued by the Company that are owned by Digital Investors, LLC. The combined beneficial ownership of Common Stock held by Mr. Greco and Digital Investors, LLC is 8.70% as of March 29, 2005. Mr. Greco has served as legal counsel to the Company for a number of years. The Company paid Mr. Greco $575,530 in fiscal 2004 for legal services provided since March 2001.
PROPOSAL 2
ADOPTION OF VISEON, INC. 2005 STOCK PLAN
      The Board of Directors of the Company adopted the Viseon, Inc. 2005 Stock Plan (the “Incentive Plan”), on March 24, 2005 (the “Effective Date”), subject to the approval of the stockholders of the Company. The Incentive Plan is an unfunded plan which provides for the granting of incentive stock options, non-qualified stock options, restricted shares of Common Stock, stock appreciation rights, and other forms of incentive compensation (collectively, “Awards”) to officers, directors and employees of the Company, as well as to consultants that perform services for the Company. The Board believes that the Incentive Plan strengthens the Company’s ability to attract, retain, and reward high quality executives, employees, and consultants by enabling such persons to acquire or increase a proprietary interest in the Company, strengthening the mutuality of interests between such persons and the Company’s stockholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.
      Currently, the Company has in place the Year 2003 Consultant Compensation Plan (the “2003 Plan”), which permits awards of restricted shares of Common Stock to be made to the Company’s outside consultants; however, the 2003 Plan does not permit participation by the employees, officers and directors of the Company, nor does the 2003 Plan permit the granting of incentive stock options, non-qualified stock options, or stock appreciation rights. Thus, the Incentive Plan provides for a greater variety of awards and participants than does the 2003 Plan. Currently, 2,410,238 shares remain available for grant to outside consultants under the 2003 Plan.
      The Company also has in place the 1994 Stock Option Plan. Currently, 815,750 shares remain available for grant to officers, directors and employees under the 1994 Stock Option Plan.
Summary of the Incentive Plan
      The following is a summary of the principal features of the proposed Incentive Plan, together with the applicable tax implications. This summary, however, does not purport to be a complete description of all provisions of the Plan. The following description is qualified in its entirety by reference to the Incentive Plan, a copy of which is attached as Appendix B to this Proxy Statement.
Purpose of the Plan
      In order to attract, retain and motivate employees, officers, directors, consultants and other persons who perform substantial services for or on behalf of the Company, in March 2005, the Board of Directors of the Company adopted the Incentive Plan, subject to stockholder approval, pursuant to which Awards consisting of incentive stock options, non-qualified stock options, restricted shares of Common Stock, stock appreciation rights, and other awards of incentive compensation may be granted to such persons.
Shares Subject to the Plan
      If the Incentive Plan is approved by the stockholders, the aggregate number of shares of Common Stock subject to the Incentive Plan will be 5,000,000. Shares subject to the Incentive Plan include authorized and previously unissued shares, as well as previously issued shares that have been reacquired by the Company. The total number of shares authorized under the Incentive Plan will be subject to increase or decrease in order to reflect any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares of Common Stock or other similar event. If any award granted under the Incentive Plan expires, terminates or is canceled for any reason without having been exercised in full, the corresponding number of shares will again be available for award under the Incentive Plan. Awards may be granted under the Incentive Plan at any time prior to the 10th anniversary of the Effective Date of the Incentive Plan, as long as the total number of shares of Common Stock which may be issued pursuant to Awards granted does not exceed the limitations of the Incentive Plan.
Administration
      The Incentive Plan is administered by the Board of Directors, or, at the option of the Board, a committee of at least three (3) directors appointed by the Board (the group responsible for administering the Incentive Plan is referred to herein as the “Plan Administrator”). The Plan Administrator is vested with full and final authority to administer and interpret the Incentive Plan and to make all determinations necessary or advisable for the administration of the Incentive Plan. Subject to the terms of the Incentive Plan, the Plan Administrator will determine who will receive Awards, the type of Awards to be granted, the number of shares of Common Stock covered by each Award, vesting schedules other limitations on the vesting of the Awards, the time or times at which Awards will be granted, and such other terms and conditions of each Award as are not inconsistent with the provisions of the Incentive Plan.

Participation in Plan
      If the Incentive Plan is approved by the stockholders, those employees, officers, directors and consultants of the Company selected by the Plan Administrator will be eligible for participation in the Incentive Plan, including the directors who are elected at the Annual Meeting. As of March 29, 2005, the Company and its subsidiaries had eight employees, three of which are officers, five non-employee directors, and approximately eight consultants. As of the date of this Proxy Statement, no awards have been granted, or approved by the Board of Directors for future grant, under the Incentive Plan.
Agreements Evidencing Awards
      Awards will be evidenced by Award Agreements in such form as the Plan Administrator approves and containing such terms and conditions including the substance of the Incentive Plan and such other terms and provisions as are not inconsistent with the Incentive Plan. Award Agreements need not be identical.
Description of Options
      Types of Options. The types of stock options (“Options”) that may be granted under the Incentive Plan include: (i) options which meet the requirements of Section 422 of the Internal Revenue Code (“Incentive Stock Options”), and (ii) stock options that do not qualify as Incentive Stock Options (“Nonstatutory Stock Options”). Incentive Stock Options may only be granted to employees; however Nonstatutory Stock Options may be granted to employees or consultants of the Company. The exercise price per share for Common Stock subject to an Option will be determined by the Plan Administrator at the date of grant; provided, that the exercise price for any Incentive Stock Option shall not be less than 100% of the fair market value of the Common Stock at the date of grant, as determined by the Plan Administrator, and if the recipient of the Incentive Stock Option owns more than 10% of the total combined voting power of all classes of stock of the Company and its subsidiaries, as described in Section 422(b)(6) of the Code, the exercise price of any Incentive Stock Option granted to such recipient shall not be less than 110% of the fair market value of the Common Stock at the date of grant. Fair market value on any date shall be determined by the Plan Administrator, in its sole discretion, on the basis of available prices for shares of the Company’s Common Stock, or any other reasonable valuation method. The closing bid price of the Company’s Common Stock as quoted on the OTC Bulletin Board on March 29, 2005 was $1.10 per share.
      Payment on Exercise. No shares of Common Stock will be issued on the exercise of an Option unless paid for in full at the time of exercise. Payment for shares of Common Stock purchased upon the exercise of an Option may, subject to the terms of the applicable Award Agreement, be made in cash or by certified or cashier’s check, by execution of a promissory note, by withholding shares that would otherwise be issued upon exercise of the Option (“cashless exercise”), by sale of shares through an authorized broker-dealer or by delivery of shares of Common Stock of the Company then owned by the recipient at the time of the exercise of the Option; provided, that the recipient shall have held such shares for a period of six months prior to such exercise.
      Term of Options. The term of each Option will be of such period as may be determined by the Plan Administrator; provided, that in no event will the term of any Incentive Stock Option exceed a period of ten years (or, in the case of an Incentive Stock Option granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company and its subsidiaries, five (5) years). The Plan Administrator shall determine on the date of grant what conditions shall apply to the exercise of an Option granted under the Incentive Plan in the event the recipient shall cease to be employed or retained as a consultant by the Company or its subsidiaries for any reason, and such conditions will be described in the applicable Award Agreement.
      Options to Non-Employee Directors. Notwithstanding any provision herein to the contrary, an individual who serves as a non-employee director of the Company will automatically receive an Award of Nonstatutory Stock Options to purchase 10,000 shares of Common Stock at an exercise price equal to 100% of the fair market value of the shares on the date of grant. For each succeeding year the individual serves in such capacity, he or she will automatically receive an Award of Nonstatutory Stock Options to purchase

5,000 shares of Common Stock at an exercise price equal to 100% of the fair market value of the shares on the date of grant. The term of each Nonstatutory Stock Option will not exceed ten (10) years, and each Award will vest in four (4) quarterly installments during the non-employee director’s annual tenure.
Description of Restricted Share Awards
      Grant of Restricted Shares. Restricted share awards may be granted alone or in addition to other Awards granted pursuant to the Plan. Each Award of restricted shares will be evidenced by an Award Agreement, which will describe the restrictions applicable thereto.
      Effect of Restrictions. Until all restrictions upon the restricted shares awarded to a grantee have lapsed, such shares may not be sold, transferred or otherwise disposed of and may not be pledged or otherwise hypothecated, nor may they be delivered to the grantee. The Plan Administrator may accelerate the lapse of all or a portion of the restrictions on an Award of restricted shares at any time. Upon the lapse of the restrictions on restricted shares, the Plan Administrator shall cause the stock certificate to be delivered to the grantee with respect to such shares, free of all restrictions under the Plan.
Description of Stock Appreciation Rights
      Grant of Stock Appreciation Rights. Stock appreciation rights (“SARs”) may be granted in connection with or independently of an Option. An SAR granted in connection with an Option is generally subject to the same terms and conditions with respect to exercisability, transfer and treatment upon termination of the holder’s employment that are applicable to the particular Option grant to which it pertains. An SAR granted in connection with an Incentive Stock Option may not exceed 100% of the difference between the exercise price of the related Incentive Stock Option and the Fair Market Value of the shares subject to the related Incentive Stock Option at the time the SAR granted in connection with the Incentive Stock Option is exercised, and such SAR may only be exercised at such times when the fair market value of the shares subject to the Incentive Stock Option exceed the exercise price of the related Incentive Stock Option. The holder of an SAR granted in connection with an Option shall elect between the exercise of the underlying Option for shares of Common Stock and the surrender, in whole or in part, of such Option for an amount determined by multiplying (A) the excess of the fair market value (determined in accordance with the terms of the Incentive Plan) of a share of Common Stock on the date preceding the date of exercise of such SAR over the exercise price under the related Option, by (B) the number of shares of Common Stock with respect to which such SAR is being exercised. Upon exercise of an SAR granted in connection with an Option, the Option shall be canceled to the extent of the number of shares of Common Stock as to which the SAR is exercised, and upon the exercise of an Option granted in connection with an SAR, the SAR shall be canceled to the extent of the number of shares of Common Stock as to which the Option is exercised or surrendered.
      SARs unrelated to Options shall contain such terms and conditions as to exercisability, vesting and duration as the Plan Administrator shall determine. Upon exercise of an SAR unrelated to an Option, the grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the fair market value of a share of Common Stock on the date preceding the date of exercise of such SAR over the fair market value of a share of Common Stock on the date the SAR was granted, by (B) the number of shares of Common Stock as to which the SAR is being exercised.
      Exercise of Stock Appreciation Rights. To exercise any outstanding SAR, the holder shall provide written notice of exercise to the Company. Payment to the grantee may be made in whole shares of Common Stock in a number determined at its fair market value on the date preceding the date of exercise of the SAR, or solely in cash, or in a combination of cash and shares of Common Stock, as determined in the sole and absolute discretion of the Plan Administrator and provided under the terms of the Award. If the Plan Administrator decides to make full payment in shares of Common Stock and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

Other provisions of the Incentive Plan
      Amendment or Termination of the Plan. The Plan Administrator has the power to amend the Incentive Plan from time to time in such respects as it deems advisable; provided, that no amendment may be made, unless the same is approved by the affirmative vote of the holders of a majority of the shares of Common Stock, which would (i) increase the benefits accruing to participants under the Incentive Plan; (ii) increase the number of securities which may be issued under the Incentive Plan, other than with respect to permitted adjustments for certain dilutive events; or (iii) modify the requirements as to eligibility for participation in the Incentive Plan. In addition, the Incentive Plan may be abandoned, suspended or terminated at any time by the Plan Administrator except with respect to any Awards then outstanding under the Incentive Plan.
      Change in Control. All unexpired Awards will become immediately exercisable in full upon and simultaneously with certain events resulting in a change in control of the Company. Pursuant to the Incentive Plan, a change in control event is generally deemed to have occurred if (i) the Company is merged, consolidated or reorganized into or with another entity and as a result thereof the Company is not the surviving corporation, (ii) the Company sells, leases, or otherwise transfers all or substantially all of its assets, and (iii) the Company is merged or consolidated with another company and the Company is the surviving corporation, but the Shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property,
      Awards Not Transferable. An Award granted under the Incentive Plan may, by its terms, be non-transferable by the holder thereof and as such may not be sold, assigned, pledged, mortgaged, or otherwise transferred or disposed of other than by will of the laws of descent and distribution. During the lifetime of the holder of an Award, such Awards are exercisable only by him or her or, if disabled, his or her legal representative.
      Restrictions on Issuance of Shares. The Company is not obligated to sell or issue any shares of Common Stock upon the exercise of any Award granted under the Incentive Plan unless, among other requirements, the shares with respect to which such Award is being exercised are registered under applicable federal and state securities laws, or the issuance of which is exempt from such registration. If the shares of Common Stock to be issued upon the exercise of any Award granted under the Incentive Plan are intended to be issued by the Company in reliance upon the exemptions from the registration requirements of applicable federal and state securities laws, the recipient, if so requested by the Company, shall furnish to the Company such evidence and representations as may be requested, including an opinion of counsel satisfactory to the Company. Any shares of Common Stock issued to an officer or director of the Company pursuant to the Incentive Plan shall not be transferred until at least six months have elapsed from the date of grant of such Award to the sale of disposition of the Common Stock underlying such Award. The Plan Administrator may impose such other restrictions on the ownership and transfer of shares of Common Stock issued pursuant to the Incentive Plan as it deems appropriate.
Federal Income Tax Consequences
      The following summary of federal income tax considerations of persons who participate in the Incentive Plan is for general information only and is intended to summarize briefly the federal income tax consequences arising from participation in the Incentive Plan. This discussion is based upon present law, which is subject to change, possibly retroactively. The tax treatment to persons who participate in the Incentive Plan may vary depending upon each person’s particular situation, and therefore may be subject to special rules not discussed below. This discussion does not address the effects, if any, under any potentially applicable foreign, state, or local tax laws, or the consequences thereunder, that may result from the acquisition, holding, or disposition of Common Stock issued under the terms of the Incentive Plan. This summary addresses federal income tax considerations of persons participating in the Incentive Plan generally and is not intended to, nor may it, be construed as specific federal income tax advice to any individual person. EACH PERSON WHO PARTICIPATES IN THE INCENTIVE PLAN SHOULD CONSULT SUCH PERSON’S TAX ADVISOR CONCERNING THE SPECIFIC TAX CONSEQUENCES TO SUCH PERSON OF PARTICIPATION IN THE INCENTIVE PLAN.

      The Company shall have the right to deduct applicable taxes from any Award payment to an employee and withhold, at the time of delivery or vesting, an appropriate amount of cash or number of shares of Common Stock or a combination thereof, for payment of taxes required by law or to take such other action as may be necessary in the sole discretion of the Company to satisfy all obligations for withholding of such taxes. The Plan Administrator may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Award with respect to which withholding is required. If shares of Common Stock are used to satisfy applicable tax withholding, such shares will be valued based on the fair market value of the shares at the time the tax withholding is required to be made.
      Participants Subject to Section 16(b) of the Exchange Act. The Incentive Plan is intended to comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”) relating to rules for directors, officers and 10% owners of the Company. Therefore, because the acquisition of the Common Stock will not be deemed to be a “purchase” for purposes of Section 16(b) of the Exchange Act, a sale of Common Stock by an Incentive Plan participant within six months after the date of exercise of an Option or SAR (or the date restrictions on a restricted share award lapse) should not necessarily subject the participant to liability under Section 16(b) of the Exchange Act. However, because the sale of the Common Stock can still be “matched” with other purchases, if a participant has purchased Common Stock or obtained a right to acquire Common Stock which is considered a “purchase” for purposes of Section 16(b) within six months before the date of exercise of an Option or SAR (or the date restrictions on a restricted share Award lapse) (an “interim purchase”), the participant may have short-swing liability under Section 16(b) if he were to sell the Common Stock within six months after the date of the interim purchase. The Internal Revenue Service (the “IRS”) has not provided guidance regarding the tax consequences of this fact situation. However, IRS regulations suggest that because an interim purchase would trigger liability upon the sale of the Common Stock within six months after the interim purchase, the Common Stock may be treated as subject to a “substantial risk of forfeiture” under Section 83(b) of the Code and not transferable and, therefore, substantially nonvested. Tax consequences regarding this issue are discussed below. PARTICIPANTS SUBJECT TO SECTION 16(b) OF THE EXCHANGE ACT ARE URGED TO CONSULT THEIR ADVISORS CONCERNING THE APPLICATION OF SECTION 16(b) OF THE EXCHANGE ACT TO TRANSACTIONS UNDER THE INCENTIVE PLAN.

Nonstatutory Stock Options.
      Participants will not realize taxable income upon the grant of a Nonstatutory Stock Option. The federal income tax consequences to a participant of exercising a Nonstatutory Stock Option will vary depending on whether the shares of Common Stock received upon the exercise of such Option are either “substantially vested” or “substantially non-vested” within the meaning of Section 83 of the Code. Generally, such shares will be “substantially non-vested” if they are both non-transferable and subject to a substantial risk of forfeiture, and will be “substantially vested” if they are either transferable or not subject to a substantial risk of forfeiture. A participant generally should not recognize compensation income upon exercising a Nonstatutory Stock Option for shares that are “substantially non-vested” until such shares become “substantially vested.” A participant who wishes to recognize compensation income at the time of the exercise of such an Option (rather than when the shares become “substantially vested”) must file an election under section 83(b) of the Code (“Section 83(b) Election”).
      A Section 83(b) Election is made by filing a written notice with the IRS office with which the participant files his federal income tax return. The notice must be filed within 30 days of the participant’s receipt of the Common Stock related to the applicable award and must meet certain technical requirements.
      Participants Not Subject to Section 16(b). Upon the exercise of a Nonstatutory Stock Option, a participant who is not subject to Section 16(b) will receive stock that is substantially vested. Therefore, the participant will recognize ordinary income (treated as compensation) in an amount equal to the excess of (i) the fair market value of the Common Stock received upon exercise of the Option, over (ii) the exercise price paid therefor. A participant will generally have a tax basis in any shares of Common Stock received pursuant to the exercise of a Nonstatutory Stock Option that equals the exercise price paid for such shares on the date of exercise.

      Participants Subject to Section 16(b) — If Interim Purchases Cause Common Stock Issued under the Terms of the Incentive Plan to be Substantially Non-vested. If a participant who is subject to Section 16(b) has made an interim purchase of shares of Common Stock (or obtained a right to acquire Common Stock which is considered a “purchase” for purposes of Section 16(b)) within six months prior to the exercise of the Nonstatutory Stock Option, such interim purchase may cause the Common Stock to be substantially non-vested and, as a result, the participant will recognize ordinary income on the Applicable Date (as hereinafter defined) equal to the difference between the exercise price and the fair market value of the Common Stock on the Applicable Date unless the participant has made a Section 83(b) Election on the date of Exercise. Alternatively, if the participant makes a Section 83(b) Election, then the participant will recognize ordinary income on the date of exercise in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price.
      As used in this Proxy, “Applicable Date” shall mean the earlier of (i) the date the participant disposes of the Common Stock issued under the terms of the Plan or (ii) the first date on which the sale of Common Stock issued under the terms of the Incentive Plan will not subject the participant to liability under Section 16(b) of the Exchange Act.
      Participants Subject to Section 16(b) — If Interim Purchases Do Not Cause Common Stock Issued under the Terms of the Incentive Plan to be Substantially Non-vested. If no interim purchases were made or if it is determined that interim purchases do not cause the Common Stock to be substantially non-vested, the tax consequences will be the same as if the participant were not subject to Section 16(b). Therefore, upon the exercise of a Nonstatutory Stock Option, a participant will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock received on the date of exercise over the exercise price.
      Basis. The participant’s basis in Common Stock acquired upon the exercise of a Nonstatutory Stock Option will be the exercise price plus the amount of ordinary income recognized by the participant with respect to such Common Stock, assuming the exercise price is paid solely in cash. The tax basis in the Common Stock for which the exercise price is paid with shares of Common Stock (if permitted by the Plan Administrator pursuant to the Award Agreement) is discussed below under the caption “Exercise of Stock Options with Common Stock.”
      Company Deduction. The Company will be entitled to a corresponding deduction equal to the amount recognized as income by a participant at the time such amount is recognized by the participant, provided that the participant’s compensation is within statutory limitations.
      Subsequent Sale or Disposition of Common Stock. Upon the sale or other disposition of Common Stock acquired upon the exercise of a Nonstatutory Stock Option, a participant will recognize taxable income (or a deductible loss) equal to the difference between the amount realized on the sale or disposition and the participant’s basis in the Common Stock. The participant’s gain or loss will be taxable as a capital gain or deductible as a capital loss provided the shares of Common Stock constitute a capital asset in the hands of the participant. The type of capital gain or loss will depend upon the holding period of the Common Stock (the “Capital Gains Holding Period”). If the Common Stock is held for less than twelve months, there will be a short-term capital gain or loss on the sale or disposition. If the Common Stock is held for twelve months or longer, there will be a long-term capital gain or loss on sale or disposition.

Incentive Stock Options.
      A participant will not recognize any taxable income upon the grant of an Incentive Stock Option. A participant also will not recognize any taxable income upon the exercise of an Incentive Stock Option provided that the participant was an employee of the Company (or a subsidiary of the Company) at all times beginning on the date the Option was granted and ending on the date three months before the Option was exercised (one year in the case of a disabled employee).
      Alternative Minimum Tax. The exercise of an Incentive Stock Option will result, however, in an item of income for purposes of determining the alternative minimum tax (“AMT”). Liability for tax under the AMT rules will arise only if the participant’s tax liability determined under the AMT rules exceeds the participant’s tax liability determined under the ordinary income tax rules. The exercise of an Incentive Stock Option will give rise to an item of AMT income in an amount equal to the excess of the fair market value of the Common Stock received on the date the Option is exercised over the exercise price. Participants who exercise Incentive Stock Options and receive shares of Common Stock that are subject to a substantial risk of forfeiture within the meaning of section 83(b) of the Code are urged to consult their tax advisor concerning the application of the AMT rules.
      Basis. The participant’s tax basis in the Common Stock acquired upon the exercise of an Incentive Stock Option for which the exercise price is paid solely in cash will be equal to the amount of the cash paid. The tax basis in the Common Stock for which the exercise price is paid in shares of Common Stock (if permitted by the Plan Administrator pursuant to the terms of the Award Agreement) is discussed below under the caption “Exercise of Stock Options With Common Stock.”
      Subsequent Sale or Disposition after ISO Holding Period. Upon the disposition of stock acquired upon exercise of an incentive stock option (“ISO Stock”) that has been held for the requisite holding period (at least two years from the date of grant and one year from the date of exercise of the Incentive Stock Option, hereinafter referred to as the “ISO Holding Period”), a participant will generally recognize capital gain (or loss) equal to the excess (or shortfall) of the amount received in the disposition over the participant’s basis in the shares of Common Stock, provided the shares are held as a capital asset by the participant. However, if a participant disposes of ISO Stock that has not been held for the ISO Holding Period (a “Disqualifying Disposition”), the participant will recognize ordinary income (treated as compensation) in the year of the Disqualifying Disposition in an amount equal to the excess of the fair market value of the ISO Stock at the time of exercise of the Incentive Stock Option (or, if less, the amount realized in the case of an arm’s length Disqualifying Disposition to an unrelated party) over the exercise price paid by the participant for such ISO Stock. A participant would also recognize capital gain to the extent the amount realized in the Disqualifying Disposition exceeds the fair market value of the ISO stock on the exercise date.
      Company Deduction. The Company and its subsidiaries will generally not be entitled to any Federal income tax deduction upon the grant or exercise of an Incentive Stock Option, unless a participant makes a Disqualifying Disposition of the ISO Stock. If a participant makes a Disqualifying Disposition, the Company (or a subsidiary of the Company) will then, subject to the discussion below under the section entitled “Tax Code Limitations On Deductibility,” be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by a participant under the rules described in the preceding paragraph.

Disqualifying Dispositions.
      Disqualifying Disposition by Participants Not Subject to Section 16(b). If a participant sells ISO Stock in a Disqualifying Disposition, the participant will recognize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the Common Stock on the date of exercise over the exercise price or (ii) the amount realized on the sale of such stock over the exercise price. If the amount realized by a participant on the sale of the Common Stock exceeds the fair market value of such shares on the date of exercise, the excess will be taxed to the participant as a short-term or long-term capital gain, provided that the participant held the Common Stock as a capital asset.
      Disqualifying Disposition by Participants Subject to Section 16(b) — If Interim Purchases Cause Common Stock Issued under the Terms of the Incentive Plan to be Substantially Non-vested. If a participant who is subject to Section 16(b) has made an interim purchase of shares of Common Stock (or obtained a right to acquire Common Stock which is considered a “purchase” for purposes of Section 16(b)) within six months prior to the exercise of an Incentive Stock Option (and if such interim purchase causes the Common Stock to be substantially non-vested as discussed above) and the participant sells the ISO Stock in a Disqualifying Disposition, the participant will recognize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the Common Stock on the Applicable Date over the exercise price or (ii) the amount realized on the sale of such stock over the exercise price, unless the participant makes a

Section 83(b) Election, in which case the tax consequences will be the same as if the participant was not subject to Section 16(b) as described in the immediately preceding paragraph.
      Disqualifying Disposition by Participants Subject to Section 16(b) — If There Are No Interim Purchases or Interim Purchases Do Not Cause Common Stock Issued under the Terms of the Incentive Plan to be Substantially Non-vested. If no interim purchases were made or it is determined that interim purchases do not cause the Common Stock to be substantially non-vested, the tax consequences will be the same as if the participant was not subject to Section 16(b) as described in the second preceding paragraph.
      Alternative Minimum Tax. If a participant exercises an Incentive Stock Option and sells the ISO Stock in a Disqualifying Disposition in the same taxable year, the tax treatment for purposes of ordinary income tax and AMT will be the same (resulting in no additional AMT liability). Conversely, if the participant sells ISO Stock in a Disqualifying Disposition in a tax year subsequent to the tax year in which the Incentive Stock Option was exercised, the participant will recognize AMT income (as determined above) in the first taxable year, and ordinary taxable income (but not AMT income) in the year in which the disposition was made.
      Exercise Following Participant’s Death. Under certain circumstances, Common Stock acquired upon exercise of an Incentive Stock Option following the participant’s death will receive the tax treatment described herein without regard to the ISO Holding Period requirement.
      Company Deduction. Upon the occurrence of a Disqualifying Disposition, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the participant, provided that the participant’s compensation is within statutory limitations.

Exercise of Options with Common Stock.
      Nonqualified Stock Options. If a participant pays the exercise price of a Nonstatutory Stock Option with shares of Common Stock (including, shares obtained through the exercise of an Incentive Stock Option and not held for the ISO Holding Period), the participant will not recognize any gain on the shares surrendered. With respect to the Common Stock received, that portion of the Common Stock equal in number to the shares of Common Stock surrendered will have a basis equal to the basis of the shares surrendered, and a holding period that includes the holding period of the shares surrendered. The excess shares received upon exercise of the Nonstatutory Stock Option will be taxable to the participant as compensation income in an amount equal to the fair market value as of the exercise date. The participant’s basis in such excess shares of Common Stock will equal the amount of ordinary compensation income recognized by the participant.
      Incentive Stock Options. The tax consequences to a participant from using shares of Common Stock to pay the exercise price of an Incentive Stock Option will depend on the status of the Common Stock acquired.
      If a participant pays the exercise price of an Incentive Stock Option for stock that is substantially vested with shares of Common Stock that are substantially vested, under proposed IRS regulations, the participant will not recognize any compensation income or gain with respect to the shares surrendered. With respect to the Common Stock received, that portion of the Common Stock equal in number to the shares of Common Stock surrendered will have a basis equal to the basis of the shares surrendered. The holding period of the surrendered shares will be carried over to the equivalent number of shares of Common Stock received. The participant will recognize no gain with respect to the excess shares received, the basis of such shares will be zero, and the holding period of such shares will begin on the date of receipt thereof by the participant. Similarly, it appears that if the participant pays the exercise price for substantially non-vested Common Stock with shares of Common Stock that are substantially vested, the tax consequences will be the same.
      If a participant exercises an Incentive Stock Option granted pursuant to the Incentive Plan using shares of Common Stock that were obtained through the exercise of an Incentive Stock Option and that have been held by the employee for the ISO Holding Period for either substantially vested Common Stock or substantially non-vested Common Stock, the tax consequences of such payment to the employee will be identical to those discussed in the preceding paragraph.

      Conversely, if a participant exercises an Incentive Stock Option granted pursuant to the Incentive Plan using shares of Common Stock received upon the prior exercise of an Incentive Stock Option and the participant has not held that Common Stock for the ISO Holding Period, under proposed IRS regulations the participant will have made a Disqualifying Disposition of the number of shares of Common Stock used as payment for the exercise price of the Incentive Stock Option. If the participant receives Common Stock that is substantially vested, the participant generally will recognize ordinary compensation income with respect to the surrender of those shares equal to the excess of the fair market value of the Common Stock surrendered (determined as of the date the Option relating to such Common Stock was exercised) over the exercise price of the shares surrendered. It is unclear whether, if the participant receives Common Stock that is substantially non-vested, the recognition of income will be deferred until the Common Stock becomes substantially vested. The basis of the shares received will equal the amount of ordinary compensation income recognized by the participant plus the participant’s basis in the shares surrendered, allocated equally among the shares received.

Restricted Shares.
      Participants Not Subject to Section 16(b). A participant who is not subject to Section 16(b) who receives a restricted share award will recognize ordinary income equal to the fair market value of the Common Stock received on the earlier of: (i) the date such Common Stock is transferable or (ii) the time the restrictions lapse, unless the participant makes a Section 83(b) Election to report the fair market value of such Common Stock received as ordinary income at the time of receipt.
      Participants Subject to Section 16(b). A participant subject to Section 16(b) who receives a restricted share award will recognize ordinary income equal to the fair market value of the Common Stock received at the later of (i) the Applicable Date or (ii) the earlier of: (a) the date on which such Common Stock is transferable or (b) the date on which the restrictions lapse, unless the participant makes a Section 83(b) Election to report the fair market value of such Common Stock received as ordinary income at the time of receipt.
      Basis. The basis of the restricted shares in the hands of the participant will be equal to the fair market value of the restricted shares on the date the participant recognizes ordinary income as described above.
      Subsequent Sale or Disposition. The restrictions placed on restricted shares do not permit sale or disposition until the restrictions lapse. Upon the sale or disposition of restricted stock after the restrictions lapse, a participant will recognize taxable income or loss equal to the difference between the amount realized by the participant on the disposition of the stock and the participant’s basis in the stock. The gain or loss will be taxable to the participant as a capital gain or deductible by the participant as a capital loss (either short-term or long-term, depending on the holding period of the restricted shares), provided that the participant held the restricted shares as a capital asset.
      Dividends. During the period in which a participant holds restricted shares, prior to the lapse of the restrictions, if dividends are declared but not distributed to the participant until the restrictions lapse, the dividends will be treated for tax purposes by the participant and the Company in the following manner: (i) if the participant makes a Section 83(b) Election to recognize income at the time of receipt of the restricted stock, the dividends will be taxed as dividend income to the participant when the restrictions lapse and the Company will not be entitled to a deduction and will not be required to withhold income tax, or (ii) if the participant does not make a Section 83(b) Election, the dividends will be taxed as compensation to the participant when the restrictions lapse and will be deductible by the Company and subject to applicable federal income tax withholding at that time.
      If, instead, the Company pays the dividends to the participant prior to the lapse of the restrictions and the participant makes a Section 83(b) Election, the dividends will be taxed as dividend income at the time of payment and will not be deductible by the Company. Conversely, if the participant does not make a Section 83(b) Election, the dividends will be taxable to the participant as compensation at the time of payment and the Company will be entitled to a deduction.

      Company Deduction. The Company may deduct an amount equal to the income recognized by the participant at the time the participant recognizes the income, provided the participant’s compensation is within statutory limitations.

Stock Appreciation Rights
      A participant will not recognize taxable income upon the grant of an SAR.
      Participants Not Subject to Section 16(b). Upon the exercise of an SAR, a participant who is not subject to Section 16(b) of the Exchange Act will recognize ordinary income in an amount equal to the cash and fair market value of the Common Stock received.
      Participants Subject to Section 16(b) — If Interim Purchases Cause Common Stock Issued under the Terms of the Incentive Plan to be Substantially Non-vested. If a participant who is subject to Section 16(b) has made an interim purchase of shares of Common Stock (or a right to acquire Common Stock which is considered a “purchase” for purposes of Section 16(b)) within six months prior to the exercise of an SAR and the IRS concludes that such interim purchase causes the Common Stock received in settlement of an SAR to be substantially non-vested, the participant will recognize ordinary income in an amount equal to the cash received and the fair market value of any Common Stock received determined as of (i) the exercise date, if the participant makes a Section 83(b) Election or (ii) the Applicable Date, if the participant does not make a Section 83(b) Election.
      Participants Subject to Section 16(b) — If There Are No Interim Purchases or Interim Purchases Do Not Cause Common Stock Issued under the Terms of the Incentive Plan to be Substantially Non-vested. If no interim purchases were made or the IRS determines that interim purchases do not cause the Common Stock paid in settlement of an SAR to be substantially non-vested, the tax consequences will be the same as if the participant was not subject to Section 16(b). Therefore, upon the exercise of an SAR, the participant will recognize ordinary income in an amount equal to the cash and fair market value of the Common Stock received.
      Basis. In the event that an SAR is paid in whole or in part in Common Stock, the amount recognized by the participant as ordinary income with respect to those shares will be the participant’s basis in such shares of Common Stock for purposes of determining any gain or loss on the subsequent sale of those shares.
      Company Deduction. The Company will be entitled to a deduction in the amount of, and at the time that, ordinary income is recognized by the participant in connection with the exercise of an SAR, provided that the participant’s compensation is within statutory limitations.

Taxation of Deferred Compensation.
      Notwithstanding the foregoing, a participant who receives an Award that is treated as a deferral of compensation under a “nonqualified deferred compensation plan”, as that term is defined under Section 409A(d)(1) of the Code (a “Deferral Award”), will, to the extent such Deferral Award is not subject to a substantial risk of forfeiture and not previously included in gross income, recognize ordinary income in the earliest taxable year in which the Deferral Award fails to comply with the requirements of Section 409A of the Code. The amount required to be included in the participant’s gross income will include the amount treated as deferred under the Deferral Award for such taxable year plus all other amounts treated as deferred under Deferral Awards granted under the Incentive Plan in prior taxable years. Further, the amount required to be included in the participant’s gross income under Section 409A will be increased by the sum of (i) the amount of applicable interest imposed under Section 409A on the underpayments that would have occurred had the amounts treated as a deferral of compensation under the Deferral Awards been includible in the participant’s gross income for the taxable year in which the Deferral Awards were granted or, if later, the first taxable year in which such Deferral Awards were not subject to a substantial risk of forfeiture (as that term is defined under Section 409A of the Code) and (ii) an amount equal to twenty percent (20%) of all amounts treated as a deferral of compensation under the Incentive Plan and required to be included in the participant’s gross income pursuant to Section 409A.

Tax Code Limitations On Deductibility.
      In order for applicable amounts described above to be deductible by the Company (or a subsidiary of the Company), such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses. The ability of the Company (or a subsidiary of the Company) to obtain a deduction for future payments under the Incentive Plan could also be limited by the golden parachute payment rules of section 280G of the Code, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of a corporation. Finally, the ability of the Company (or a subsidiary of the Company) to obtain a deduction for amounts paid under the Incentive Plan could be limited by section 162(m) of the Code, which limits the deductibility, for federal income tax purposes, of compensation paid to certain executive officers of the Company to $1,000,000 with respect to any such officer during any taxable year of the Company.
Incentive Plan Benefits
      As of the record date, February 18, 2005, no Awards have been granted under the Incentive Plan. The Awards, if any, that will be available to eligible participants under the Incentive Plan are subject to the discretion of the Plan Administrator and therefore are not determinable at this time. If the Incentive Plan is approved, the employees, officers, directors and consultants of the Company selected by the Plan Administrator will be eligible for participation in the Incentive Plan.
      The benefits or amounts which would have been received under the Incentive Plan by the executive officers and directors of the Company, had it been in effect, is subject to the determination of the Plan Administrator and therefore is not determinable at this time. However, in February 2004, the Company granted stock options to John Harris, its Chief Executive Officer and President, and in September 2004, the Company granted stock options to Robert Wolf, its Chief Financial Officer, under the 1994 Stock Option Plan. Options granted to the Chief Executive Officer and the Chief Financial Officer are set forth on the Summary Compensation Table on page      of this Proxy Statement.
Vote Required and Recommendation for approval of the Proposed Incentive Plan
      To be approved by the stockholders, the Incentive Plan must receive the approval of stockholders holding at least a majority of the outstanding shares of Common Stock present at the Annual Meeting, either in person or by proxy, and entitled to vote on the Incentive Plan. Because the Incentive Plan will provide that Awards may be granted to all executive officers and directors of the Company, each of the executive officers and directors of the Company has an interest in, and may benefit from, the adoption of the Incentive Plan.
      Because abstentions are counted as present and entitled to vote on the Incentive Plan, they will have the effect of votes AGAINST this proposal. If a stockholder executes and returns a proxy but does not specify otherwise, the shares represented by such stockholder’s proxy will be voted FOR the Incentive Plan.
The Board of Directors recommends that you vote “FOR” adoption of the 2005 Viseon, Inc. Stock Plan.
PROPOSAL 3
RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
      The Board of Directors, acting upon the recommendation of the Audit Committee, has appointed the firm of Virchow, Krause & Company, LLP (“Virchow Krause”) as the Company’s independent public accountants for fiscal year 2004 — 2005. Although action by the stockholders in this matter is not required, the Board believes that it is appropriate to seek stockholder ratification of this appointment in light of the critical role played by independent public accountants in maintaining the integrity of the Company financial controls and reporting. Representatives of Virchow Krause are expected to attend the Annual Meeting and to make a statement if they desire to do so, and will respond to appropriate questions from stockholders.
      If the appointment of Virchow Krause as the Company’s independent public accountants is not ratified at the Annual Meeting, the Board of Directors will consider the appointment of other independent public accountants. The Board of Directors may terminate the appointment of Virchow Krause as the Company’s independent public accountants without stockholder approval whenever the Board of Directors deems such termination necessary or appropriate.
      The following proposal will be presented at the Annual Meeting by direction of the Board of Directors:

RESOLVED, That action by the Board of Directors appointing Virchow, Krause & Company, LLP as the Company’s independent public accountants to conduct the annual audit of the financial statements of the Company for the fiscal year ended June 30, 2005, is hereby ratified, confirmed and approved.
The Board of Directors recommends that you vote FOR the ratification of Virchow, Krause & Company, LLP as the Company’s independent public accountants.
Audit Fees
      Virchow Krause was paid aggregate fees of $49,983 and $70,145 for the fiscal years ended June 30, 2004 and 2003, respectively for professional services rendered for the audit of the Company’s annual consolidated financial statements and for the reviews of the consolidated financial statements included in the Company’s quarterly reports on Form 10-QSB during these fiscal years.
Audit-Related Fees
      Virchow Krause was paid aggregate fees of $4,160 and $0 for the fiscal years ended June 30, 2004 and June 30, 2003, respectively for professional services related to the inclusion of the Company’s audited financial statements on Form SB-2.
Tax Fees
      Virchow Krause was paid aggregate fees of $7,350 and $3,600 for the fiscal years ended June 30, 2004 and 2003, respectively, for professional services rendered for tax compliance.
Other Fees
      Virchow Krause was paid aggregate fees of $0 and $7,985 for the fiscal years ended June 30, 2004 and 2003, respectively for other professional accounting services.
      The policy of the Company’s Audit Committee is to review and pre-approve both audit and non-audit services to be provided by the independent auditors (other than with de minimis exceptions permitted by the Sarbanes-Oxley Act of 2002). This duty may be delegated to one member of the Audit Committee with any such approval reported to the Audit Committee at its next regularly scheduled meeting. Approval of non-audit services shall be disclosed to investors in periodic reports required by section 13(a) of the Securities Exchange Act of 1934. Approximately 58% of the fees paid to Virchow Krause were pre-approved by the Audit Committee.
      No services in connection with appraisal or valuation services, fairness opinions or contribution-in-kind reports were rendered by Virchow Krause. Furthermore, no work of Virchow Krause with respect to its services rendered to the Company was performed by anyone other than Virchow Krause.
SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
      The following table sets forth as of March 29, 2005, the number of shares of the Company’s Common Stock beneficially owned by (i) each director of the Company; (ii) our executive officers, John Harris and Rob Wolf; (iii) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock; and (iv) all executive officers and directors as a group. Except pursuant to applicable community property laws and except as otherwise indicated, to the knowledge of the Company each stockholder identified in the table possesses sole voting and investment power with respect to his shares. The address for all directors and officers of the Company is Viseon, Inc., 8445 Freeport Parkway, Suite 245, Irving, Texas 75063.

	Common Stock			Preferred Stock

	Shares			Shares
	Beneficially		Percent of	Beneficially	Percent of
Name	Owned(1)		Class(2)	Owned(1)	Class(2)

Brian Day	117,500	(3)	*	–0–	N/A
Gerald Dube	130,000	(4)	*	–0–	N/A
Geoffrey Gerard	6,000	(5)	*	–0–	N/A
John Harris	637,500	(6)	1.97%	–0–	N/A
John O’Donnell	290,869	(7)	*	–0–	N/A
Charles Rey	155,021	(8)	*	–0–	N/A
Robert Wolf	187,500	(9)	*	–0–	N/A
All current Executive Officers and Directors as a group	1,524,390		4.59%	–0–	N/A
Digital Investors, LLC	1,909,024	(10)	5.68%	–0–	N/A
16901 N. Dallas Parkway, Ste 230 Addison, TX 75001
Richard Craven	2,053,652	(11)	6.08%	–0–	N/A
5200 Wilson Road #200 Edina, MN 55424
Henry F. Harris, Sr.	4,566,123	(12)	12.59%	40	20.10%
575 E. Evergreen Ave. Wyndmoor, PA 19038
Henry C.S. Mellon	2,096,598	(13)	8.40%	–0–	N/A
4 Driftwood Landing Gulf Stream, FL 44383
Schottenfeld Qualified Associates, LP	3,518,982	(14)	9.99%	75	32.05%
399 Park Avenue New York, NY 10022
Pequot Capital Management, Inc.	2,072,875	(15)	6.14%	28	14.97%
500 Nyala Farm Road Westport, CT 06880
Albert B. Greco, Jr.	3,022,980	(16)	8.70%	–0–	N/A
16901 N. Dallas Parkway, Ste 230 Addison, TX 75001

*	Indicates ownership of less than 1%

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 and unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power. Any securities held in the name of, and under, the voting and investment authority of a spouse of an executive officer or director have been excluded.

(2)	Reflects the number of shares outstanding on March 29, 2005, and with respect to the percentage calculated for each individual stockholder or group of stockholders, it is assumed that such stockholder or group exercises all of the stock options owned by such individual or group that are exercisable currently or within 60 days of such date.

(3)	Includes 47,500 shares of Common Stock owned outright and 70,000 shares of Common Stock that may be acquired upon the exercise of stock options at exercise prices of $0.75 per share (30,000 shares) and $1.62 per share (40,000 shares).

(4)	Includes 60,000 shares of Common Stock owned outright and 70,000 shares of Common Stock that may be acquired upon the exercise of stock options at exercise prices of $1.32 per share (30,000 shares) and $1.62 per share (40,000 shares).

(5)	Includes 6,000 shares of Common Stock owned outright.

(6)	Includes 200,000 shares of Common Stock owned outright and 437,5000 shares of Common Stock that may be acquired upon the exercise of stock options at exercise prices of $0.66 per share (250,000 shares) and $1.00 per share (187,500 shares).

(7)	Includes 20,869 shares of Common Stock owned by Avteq, Inc., 250,000 shares of Common Stock that may be acquired by JOD Enterprises, LLC upon the exercise of warrants at an exercise price of $0.70 per share, and 20,000 shares of Common Stock that may be acquired upon the exercise of stock options at an exercise price of $1.62 per share. Mr. O’Donnell is the Vice President of Avteq, Inc. and shares control of voting and disposition of the shares held by Avteq, Inc., and the Managing Member of JOD Enterprises, LLC and controls voting and disposition of the shares held by JOD Enterprises, LLC.

(8)	Includes 27,500 shares of Common Stock owned outright, 57,521 shares of Common Stock owned by Mr. Rey’s sons, and 70,000 shares of Common Stock that may be acquired upon the exercise of stock options at exercise prices of $0.75 per share (30,000 shares) and $1.62 per share (40,000 shares). Mr. Rey disclaims beneficial ownership of 44,021 shares of Common Stock owned by his adult son, Charles Rey, Jr.

(9)	Includes 187,500 shares of Common Stock that may be acquired upon the exercise of stock options at an exercise price of $1.00 per share.

(10)	Includes 1,057,360 shares of Common Stock owned outright, 327,664 shares of Common Stock that may be acquired upon the exercise of warrants at an exercise price of $0.75 per share and 524,000 shares of Common Stock that may be acquired upon the exercise of warrants at an exercise price of $0.70 per share (see note 15).

(11)	Includes 1,998,652 shares of Common Stock owned outright and 55,000 shares of Common Stock that may be acquired upon exercise of stock options at a exercise prices ranging from $0.375 to $6.25 per share.

(12)	Includes 2,500,000 shares of Common Stock owned individually or through one or more trusts, 1,000,000 shares that may be acquired upon the conversion of 40 shares of the Company’s Preferred Stock at a conversion price of $1.00 per share, and 1,000,000 shares that may be acquired upon the exercise of warrants at exercise prices of $1.08 per share (500,000 shares) and $1.26 (500,000 shares).

(13)	Includes 1,021,131 shares of Common Stock owned outright and 350,000 shares that may be acquired upon the exercise of warrants at an exercise price of $0.60 per share pursuant to warrants currently exercisable and 1,354,510 shares that may be acquired upon the exercise of warrants after a 90-day notice period at exercise prices ranging from $0.25 to $1.17 per share; also includes 142,857 shares of Common Stock owned by Mellon Group, Inc., and 38,100 shares that may be acquired by Mellon Group, Inc. upon the exercise of warrants at an exercise price of $0.75 per share pursuant to warrants currently exercisable. Mr. Mellon is the President of Mellon Group, Inc. and controls voting and disposition of the shares held by Mellon Group, Inc.

(14)	Includes 850,000 shares that may be acquired upon the conversion of 34 shares of the Company’s Preferred Stock at a conversion price of $1.00 per share, 1,016,666 shares that may be acquired upon the exercise of warrants at exercise prices of $1.10 per share (166,666 shares), $1.08 per share (425,000 shares) and $1.26 per share (425,000 shares); also includes 150,000 shares that may be acquired by Richard Schottenfeld, Managing Member of Schottenfeld Qualified Associates, LP, upon the conversion of 6 shares of the Company’s Preferred Stock at a conversion price of $1.00 per share, 381,320 shares that may be acquired by Mr. Schottenfeld upon the exercise of warrants at a exercise prices of $1.00 per share (231,320 shares), $1.08 per share (75,000 shares) and $1.26 per share (75,000 shares) and 148,000 shares owned outright by Schottenfeld Group LLC. Mr. Schottenfeld is the Managing Member of the general partner of Schottenfeld Qualified Associates, LP and controls voting and disposition of the shares held by this stockholder. Mr. Schottenfeld is a member of

Schottenfeld Group LLC and shares control of voting and disposition of the shares held by this stockholder. Holdings also include 403,879 shares of Common Stock owned outright, 875,000 shares that may be acquired upon the conversion of 35 shares of the Company’s Preferred Stock at a conversion price of $1.00 per share and 1,269,824 shares that may be acquired upon the exercise of warrants at exercise prices of $1.00 per share (394,824 shares), $1.08 per share (437,500 shares) and $1.26 per share (437,500 shares) held by eight individuals and entities whom may be deemed to constitute a group with one another, Schottenfeld Qualified Associates, LP, Richard Schottenfeld and Schottenfeld Group LLC. The terms of various convertible securities held by the various reporting persons limit the combined beneficial ownership of the reporting persons to 9.99%, subject to waiver of such limitation by the reporting persons upon sixty-five days notice to the Company.

(15)	Includes 306,440 shares of Common Stock owned outright by Pequot Scout Fund, LP, 550,000 shares that may be acquired upon the conversion of 22 shares of the Company’s Preferred Stock at a conversion price of $1.00 per share and 800,000 shares that may be acquired upon the exercise of warrants at exercise prices of $1.08 per share (400,000 shares) and $1.26 per share (400,000 shares). Also includes 66,435 shares of Common Stock owned outright by Pequot Navigator Onshore Fund, LP, 150,000 shares that may be acquired upon the conversion of 6 shares of the Company’s Preferred Stock at a conversion price of $1.00 per share and 200,000 shares that may be acquired upon the exercise of warrants at exercise prices of $1.08 per share (100,000 shares) and $1.26 per share (100,000 shares). Beneficial ownership is claimed by Pequot Capital Management, Inc, the investment manager of these funds.

(16)	Includes 901,040 shares of Common Stock owned outright, 81,916 shares that may be acquired upon the exercise of warrants at an exercise price of $0.75 per share and 131,000 shares that may be acquired upon the exercise of warrants at $0.70 per share. Also includes 1,057,360 shares of Common Stock owned outright by Digital Investors, LLC, 327,664 shares of Common Stock that may be acquired upon the exercise of warrants at an exercise price of $0.75 per share and 524,000 shares of Common Stock that may be acquired upon the exercise of warrants at an exercise price of $0.70 per share. In addition to his personal holdings, Mr. Greco, as the sole manager of Digital Investors, LLC, has sole dispositive authority over all shares of Common Stock and warrants owned by Digital Investors, LLC (see note 9).
PROPOSALS OF STOCKHOLDERS FOR PRESENTATION
AT NEXT ANNUAL MEETING OF STOCKHOLDERS
      Any stockholder of record of the Company who desires to submit a proposal for inclusion in the proxy materials distributed by the Company relating to the next annual meeting of the Company’s stockholders following the meeting to which this proxy applies must do so in writing in accordance with the procedures set forth in Company’s Bylaws. Any proposal to recommend one or more candidates to be considered by the Board of Directors as a potential nominee or nominees for election as director of the Company must be received at the Company’s principal executive offices by January 17, 2006 in order to be included in the Company’s proxy materials.
      The notice must contain, as to each matter the stockholder proposes to bring before the annual meeting, (a) a brief description of the business desired to be brought before the Annual Meeting, (b) the name and address, as they appear on the Company’s books, of the stockholder proposing such proposal, (c) the class and number of shares of the Company that are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. The proponent of any proposal submitted must be a record or beneficial owner entitled to vote at the next annual meeting on his or her proposal and must continue to own the security entitling him or her to vote through the date on which the meeting is held. In addition, if the stockholder’s ownership of shares, as set forth in the notice, is solely beneficial, documentary evidence of such ownership must accompany the notice.

ANNUAL REPORT ON FORM 10-KSB
      The Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004 was filed with the SEC on September 28, 2004 and is available for viewing on the SEC’s website, www.sec.gov, and is being delivered to all stockholders concurrently with the delivery of this Proxy Statement. The Annual Report on Form 10-KSB is not incorporated in this Proxy Statement and is not to be considered a part of the soliciting material. THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2004 TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT UPON WRITTEN REQUEST TO VISEON, INC., ATTENTION: ROBERT A. WOLF, CHIEF FINANCIAL OFFICER AND SECRETARY, 8445 FREEPORT PARKWAY, SUITE 245, IRVING, TEXAS 75063.
OTHER BUSINESS
      Management of the Company is not aware of any other matters that are to be presented at the Annual Meeting and has not been advised that other persons will present any such matters. However, if other matters properly come before the Annual Meeting, the individuals named in the accompanying proxy card shall vote on such matters in accordance with their best judgment.
ADDITIONAL INFORMATION
      In addition to the use of the mail, the Company may solicit proxies by personal interview, telephone or telegraph through its officers, directors and other employees of the Company, who will not receive additional compensation for such services. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of stock held of record by them, and will reimburse such persons for forwarding such material at reasonable rates. The Company will bear the cost of the solicitation of proxies. Such costs are expected to be nominal. Proxy solicitation will commence with the mailing of this Proxy Statement and the enclosed form of proxy on or about April 2, 2005.
DELIVERY OF DOCUMENTS TO
SECURITY HOLDERS SHARING AN ADDRESS.
      Only one copy of this Proxy Statement is being delivered to multiple stockholders sharing an address, unless the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written or oral request, a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of this document was delivered. A stockholder may mail a written request to Viseon, Inc., Attention: Robert A. Wolf, Chief Financial Officer and Secretary, 8445 Freeport Parkway, Suite 245, Irving, Texas 75063, or call (972) 906-6360, to request:

•	a separate copy of this Proxy Statement;

•	a separate copy of Proxy Statements or Annual Reports of the Company in the future; or

•	delivery of a single copy of Proxy Statements or Annual Reports of the Company, if such stockholder is receiving multiple copies of those documents.
COMMUNICATIONS WITH DIRECTORS
      Any stockholder desiring to communicate with the Board of Directors, or any individual director, may do so by correspondence addressed to the Board of Directors, or the individual director, at the Company’s headquarters, Viseon, Inc., 8445 Freeport Parkway, Suite 245, Irving, Texas 75063.

APPENDIX A
VISEON, INC.
AUDIT COMMITTEE CHARTER

A.	PURPOSE AND SCOPE
      The primary function of the Audit Committee (the “Committee”) is to assist the Board of Directors of Viseon, Inc. (the “Corporation”) in fulfilling its responsibilities by appointing, compensating and overseeing the services provided by the Corporation’s independent accounting firm. The Committee shall also be responsible for reviewing: (i) the financial reports provided by the Corporation to the Securities and Exchange Commission (“SEC”), the Corporation’s shareholders or to the general public, and (ii) the Corporation’s internal financial and accounting controls.

B.	COMPOSITION
      The Committee shall be comprised of a minimum of two directors as appointed by the Board of Directors, who shall meet the independence and audit committee composition requirements under any rules or regulations of any exchange upon which the Corporation is listed, as in effect from time to time, and shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee. In addition, no member may, other than in his or her capacity as a member of the Committee, the Board of Directors or any other Board committee, (i) accept any consulting, advisory or other compensatory fee from the issuer; or (ii) be an affiliated person of the Corporation or any of its subsidiaries.
      All members of the Committee shall be able to read and understand fundamental financial statements, including a balance sheet, cash flow statement and income statement when appointed to the Committee. At least one member of the Committee shall have employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.
      If the Board determines that membership on the Committee by an individual who does not meet the independence requirements is in the best interests of the Corporation and its shareholders, it may apply to the Securities and Exchange Commission and any exchange upon which the Corporation’s common stock is listed for an exemption from these requirements. If such an exemption is granted, the Board shall disclose in the next proxy statement after such grant the nature of the relationship and the reasons for the exemption.
      The members of the Committee shall be elected by the Board of Directors at the meeting of the Board of Directors following each annual meeting of stockholders and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a Chair is elected by the full Board of Directors, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

C.	RESPONSIBILITIES AND DUTIES
      To fulfill its responsibilities and duties the Committee shall:
Document Review
      1. Review and assess the adequacy of this Charter periodically as conditions dictate, but at least annually (and update this Charter if and when appropriate).
      2. Review with representatives of management and representatives of the independent accounting firm the Corporation’s audited annual financial statements prior to their filing as part of the Annual Report on Form 10-K. After such review and discussion, the Committee shall recommend to the Board of Directors whether such audited financial statements should be published in the Corporation’s annual report on Form 10-K. The Committee shall also review the Corporation’s quarterly financial statements prior to their inclusion in the Corporation’s quarterly SEC filings on Form 10-Q
      3. Take steps designed to ensure that the independent accounting firm reviews the Corporation’s interim financial statements prior to their inclusion in the Corporation’s quarterly reports on Form 10-Q.
Article 1.     Independent Accounting Firm
      4. Select and engage an independent accounting firm, and approve the fees and other compensation to be paid to the independent accounting firm. The Committee shall have the sole authority and responsibility to select, evaluate and, when warranted, replace such independent accounting firm or to recommend such replacement for shareholder approval in any proxy statement. The Committee shall require the independent accounting firm to report directly to the Committee.
      5. On an annual basis, receive from the independent accounting firm a formal written statement identifying all relationships between the independent accounting firm and the Corporation consistent with Independence Standards Board (“ISB”) Standard 1. The Committee shall actively engage in a dialogue with the independent accounting firm as to any disclosed relationships or services that may impact its independence. The Committee shall take appropriate action to oversee the independence of the independent accounting firm.
      6. On an annual basis, discuss with representatives of the independent accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) 61, as it may be modified or supplemented.
      7. Establish procedures to ensure pre-approval by the Committee of all audit services as well as all permitted services to be provided by the independent accounting firm that are not in connection with an audit or review of the Corporation’s financial statements. The Committee need not pre-approve the non-audit services if the aggregate amount of the non-audit services constitutes not more than 5% of the total revenues the Corporation paid to the independent accounting firm during the fiscal year in which the services were provided. The Committee may delegate to one member the authority to pre-approve non-audit services. In that event, all pre-approved non-audit services must be disclosed to the full Committee at the next regularly scheduled meeting of the Committee.
      8. Meet with the independent accounting firm prior to the audit to review the planning and staffing of the audit.
      9. Evaluate the performance of the independent accounting firm and arrange for the replacement of the independent accounting firm when circumstances warrant.
Article 2.     Related Party Transactions
      10. Review policies and procedures with respect to transactions between the Corporation and its officers, directors, affiliates of officers and directors or other related parties.
Article 3.     Compliance
      11. To the extent deemed necessary by the Committee, engage outside counsel and/or independent accounting consultants to review any matter under its responsibility. The Committee shall have full authority and funding for such engagements.
      12. Notify all employees of the procedures by which any employee may make submissions, in a confidential and anonymous manner, regarding questionable accounting, internal auditing controls or other auditing matters. The Chair of the Committee shall be responsible for retaining and reviewing all such complaints. Where appropriate, the Chair shall convene a full meeting of the Committee to investigate and act on a complaint.

      13. Meet separately in executive session with the independent accounting firm or representatives of management to discuss matters that the Committee believes should be discussed privately with the independent accounting firm or management, respectively.
Article 4.     Financial Reporting Processes
      14. In consultation with the independent accounting firm and management, review annually the adequacy of the Corporation’s internal financial and accounting controls as well as the Corporation’s critical accounting policies.
      15. Review with representatives of management any significant changes to generally accepted accounting principles (“GAAP”).
Article 5.     Meetings
      16. Hold meetings, as appropriate, to discuss the matters under this Charter. The Committee may invite legal counsel to attend the meeting.
Article 6.     Reporting
      17. Prepare, in accordance with the rules of the SEC as modified or supplemented from time to time, a written report of the audit committee to be included in the Corporation’s annual proxy statement for each annual meeting of stockholders occurring after December 31, 2004.
      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

APPENDIX B
VISEON, INC.
2005 STOCK PLAN
SECTION 1.     PURPOSE OF THIS PLAN
      1.1     Eligible Award Recipients. The individuals eligible to receive Awards under the Viseon, Inc. 2005 Stock Plan (the “Plan”) are the key Employees, Directors and Consultants who are responsible for or contribute to the management, growth and/or profitability of Viseon, Inc. (the “Company”) and its Affiliates.
      1.2     General Purpose. The Company, by means of the Plan, seeks to retain and attract Eligible Individuals who contribute to the Company’s success by their ability, ingenuity and industry, and to enable such individuals to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company through the granting of the following Awards: (i) Incentive Stock Options, (ii) Non-Qualified Stock Options, (iii) Restricted Shares, (iv) Stock Appreciation Rights, or (v) any other award the Plan Administrator, in its sole and absolute discretion, deems appropriate to meet the objectives of this Plan.
SECTION 2.     DEFINITIONS
      As used in this Plan, the following terms shall have the meanings set forth below unless the context requires otherwise:
      2.1     “Affiliate” means any Parent Corporation or Subsidiary Corporation, whether now or hereafter existing.
      2.2     “Award” shall mean the grant of a Stock Option, a Stock Appreciation Right, a Restricted Share, or any other grant of incentive compensation pursuant to this Plan.
      2.3     “Award Agreement” shall mean the written agreement evidencing the terms and conditions of a grant of one or more Awards under this Plan to an Eligible Individual. Each Award Agreement shall be subject to the terms and conditions of the Plan and need not be identical.
      2.4     “Award Date” shall mean the date on which an Award is granted to an Eligible Individual.
      2.5     “Award Term” shall mean the maximum period during which a Participant may exercise, purchase, or otherwise benefit from an Award granted under this Plan.
      2.6     “Board” shall mean the Board of Directors of the Company, as the same may be constituted from time to time.
      2.7     “Breach Event” shall mean the Participant’s breach or default of an agreement, commitment or obligation to or with the Company or any Affiliate either during Participant’s Continuous Service or after Participant’s Termination Date, including, without limitation, breaching a confidentiality, noncompetition or non-solicitation agreement, covenant or obligation.
      2.8     “Cause” shall mean termination of a Participant’s Continuous Service with the Company or an Affiliate upon the occurrence of one or more of the following events, except as otherwise expressly provided in the Award Agreement: theft, embezzlement, fraud, or material misrepresentation; disclosure of trade secrets, client information or other confidential information; breach of the provisions of an agreement, covenant or other obligation, including without limitation an employment agreement or a non-disclosure or confidentiality agreement; any material breach of his or her fiduciary duties in his or her capacity as a director, officer, employee or agent or intentional misconduct in the performance of his or her duties; or the commission of a felony. If Participant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition therein contained shall constitute “Cause” for purposes of this Plan in addition to the above definition.

      2.9     “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time (or any successor to such legislation).
      2.10     “Committee” shall mean the persons appointed by the Board and to which some or all of the Board’s authority to administer the Plan has been delegated in accordance with the provisions of Section 3.1 hereof.
      2.11     “Common Stock” shall mean the common stock of the Company, par value $.01 per share.
      2.12     “Company” shall mean Viseon, Inc., a corporation organized under the laws of the State of Nevada, and any successor thereto.
      2.13     “Consultant” shall mean any person, including an advisor, (i) engaged by the Company or any Affiliate to render consulting or advisory services and who is compensated for such services or who provides bona fide services to the Company or any Affiliate pursuant to a written agreement; or (ii) who is a member of the Board of Directors of any Affiliate. However, the term “Consultant” shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director’s fee by the Company for their services as Directors.
      2.14     “Continuous Service” means that Participant’s service with the Company or any Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which Participant renders service to the Company or any Affiliate as an Employee, Consultant or Director or a change in the entity for which Participant renders such service, provided that there is no interruption or termination of Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. Notwithstanding the foregoing, with respect to an Incentive Stock Option, an Employee’s Continuous Service shall be deemed to have terminated in the event of a change in capacity from an Employee to a Consultant or non-Employee Director. The Plan Administrator, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Company, including sick leave, military leave or any other personal leave.
      2.15     “Covered Employee” shall mean the chief executive officer of the Company and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.
      2.16     “Director” shall mean a member of the Board of Directors of the Company, whether an Employee or Non-Employee Director.
      2.17     “Disability” shall mean permanent and total inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as determined in the sole and absolute discretion of the Plan Administrator.
      2.18     “Early Retirement” means termination of employment, with the Committee’s consent, following the Participant’s attainment of age fifty-five (55).
      2.19     “Effective Date” shall mean                     , 200     .
      2.20     “Eligible Individual” shall mean an Employee, Consultant or Director eligible to receive an Award under subsection 5.1 of this Plan.
      2.21     “Employee” shall mean the common-law employee of the Company or any Affiliate. Mere service as a Director or payment of a director’s fee by the Company or any Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.
      2.22     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time (or any successor to such legislation).

      2.23     “Exercise Agreement” shall mean the written agreement delivered by Participant to the Company to evidence such Participant’s exercise of rights under the applicable Award Agreement.
      2.24     “Exercise Date” shall mean the date set out in the Exercise Agreement on which Participant exercises his rights under the applicable Award Agreement.
      2.25     “Exercise Price” shall mean the consideration required, as determined by the Plan Administrator and set out in the Award Agreement, to be remitted upon exercise of an Award or at such other time as authorized by the Plan Administrator.
      2.26     “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(a) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Plan Administrator deems reliable.

(b) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Plan Administrator.
      2.27     “Incentive Stock Option” shall mean any option to purchase Shares awarded pursuant to Section 6 of this Plan that qualifies as an “Incentive Stock Option” pursuant to Section 422 of the Code.
      2.28     “Non-Employee Director” shall mean a Director who is a “non-employee director” within the meaning of Rule 16b-3 and who is also an “outside director” within the meaning of Section 162(m) of the Code.
      2.29     “Non-Qualified Stock Option” shall mean any option to purchase Shares awarded pursuant to Section 6 of this Plan that does not qualify as an Incentive Stock Option (including, without limitation, any option to purchase Shares originally designated, or intended to qualify, as an Incentive Stock Option but that does not, for any reason whatsoever, qualify as an Incentive Stock Option).
      2.30     “Non-Tandem Stock Appreciation Right” shall mean any Stock Appreciation Right granted separate from, and not in connection with, a Stock Option.
      2.31     “Normal Retirement” shall mean termination of employment with the Company or any Affiliate following the Participant’s attainment of age sixty (60).
      2.32     “Officer” shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
      2.33     “Parent Corporation” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, provided each corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
      2.34     “Participant” shall mean any Eligible Individual who has been granted and holds an Award granted pursuant to this Plan.
      2.35     “Plan” shall mean this Viseon, Inc. Flexible Incentive Plan, as amended from time to time.
      2.36     “Plan Administrator” shall mean the Board, unless the Board has appointed a Committee pursuant to Section 3.1 hereof.
      2.37     “Purchase Price” shall mean the consideration required, as determined by the Plan Administrator and set out in the Award Agreement, to be remitted upon grant of an Award or such other time as authorized by the Plan Administrator.

      2.38     “Reload Option” shall mean the grant of a new Stock Option, pursuant to subsection 6.6 hereof, for that number of Shares equal to the number of already owned Shares surrendered (including Restricted Shares) in payment of the Exercise Price or the Shares surrendered (including Restricted Shares) or newly acquired Shares being retained by the Company in payment of the minimum withholding taxes imposed upon the exercise of a Stock Option.
      2.39     “Restricted Shares” shall mean any Shares granted pursuant to Section 8 of this Plan that are subject to transferability restrictions or a substantial risk of forfeiture.
      2.40     “Restriction Period” shall mean the period during which Restricted Shares issued pursuant to Section 8 hereof shall remain subject to a substantial risk of forfeiture.
      2.41     “Retirement” shall mean Normal Retirement or Early Retirement.
      2.42     “Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
      2.43     “SEC” shall mean the Securities and Exchange Commission.
      2.44     “Securities Act” shall mean the Securities Act of 1933, as amended from time to time (or any successor to such legislation).
      2.45     “Shares” shall mean shares of the Common Stock.
      2.46     “Stock Appreciation Right” shall mean any Award granted pursuant to Section 9 of this Plan for the right to receive property or Shares with a Fair Market Value equal to, or cash in an amount equal to, the excess of the Fair Market Value of the aggregate number of Shares subject to such Stock Appreciation Right on the Exercise Date over (a) in the case of a Tandem Stock Appreciation Right, the aggregate Exercise Price of the related Stock Option or (b) in the case of a Non-Tandem Stock Appreciation Right, the Fair Market Value of the aggregate number of Shares subject to such Stock Appreciation Right on the Award Date (or such other value as may be specified in the Award Agreement). A Stock Appreciation Right may be a Tandem Stock Appreciation Right or Non-Tandem Stock Appreciation Right.
      2.47     “Stock Option” shall mean any Incentive Stock Option or Non-Qualified Stock Option.
      2.48     “Subsidiary Corporation” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
      2.49     “Tandem Stock Appreciation Right” shall mean a Stock Appreciation Right granted in connection with an Award which is a Stock Option.
      2.50     “Ten Percent Shareholder” shall mean an individual who, at the time a Stock Option is granted pursuant to Section 6 hereof, owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.
      2.51     “Termination Date” shall mean the date on which a Participant’s Continuous Service with the Company (or any Affiliate) terminates due to Retirement, death, Disability, voluntary termination, with or without Cause, or otherwise.
SECTION 3.     ADMINISTRATION OF THE PLAN
      3.1     Administration of Plan. The Plan shall be administered by the Board, except to the extent the Board appoints a Committee of not less than three (3) its members to administer the Plan and delegates all or some of its authority hereunder to such Committee. All members of the Committee will serve at the pleasure of the Board, and all actions of the Committee shall be taken by majority vote of its members. To the extent any Committee appointed hereunder shall no longer be authorized to act hereunder, the functions delegated to the Committee shall revert to the Board.

      3.2     Powers of Plan Administrator. The Plan Administrator shall have the power, in its sole and absolute discretion, but subject to and within the limitations of, the express provisions of the Plan:

(a) To determine from time to time which of the persons eligible under the Plan shall be granted Awards; when and how each Award shall be granted; what type or combination of types of Awards shall be granted; the provisions of each Award granted (which need not be identical), including the time or times when an Award may be exercised; the number of Shares with respect to which an Award shall be granted to each such person; the Exercise Price or Purchase Price of an Award; the terms, performance criteria or other conditions, vesting periods or any restrictions for an Award; any restrictions on Shares acquired pursuant to the exercise of an Award; and any other terms and conditions of an Award that the Plan Administrator deems appropriate;

(b) To determine whether, to what extent, and under what circumstances, to allow alternative payment options to exercise Awards or pay withholding taxes imposed thereon, and the terms and conditions of such payment options;

(c) To rely upon Employees of the Company for such clerical and recordkeeping duties as may be necessary in connection with the administration of this Plan;

(d) To accelerate or defer (with the consent of Participant) the vesting of any rights pursuant to an Award;

(e) To establish such rules and regulations as it may deem appropriate for the conduct of meetings and the proper administration of the Plan;

(f) To delegate to one or more persons the right to act in its behalf in such matters as authorized by the Plan Administrator;

(g) To construe and interpret the Plan and Awards granted hereunder, and to establish, amend and revoke rules and regulations for its administration; and

(h) To amend the Plan or an Award as provided under Section 14 hereof. The Plan Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.
      3.3     Effect of Plan Administrator’s Decision. All determinations, interpretations and constructions made by the Plan Administrator in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons. The Plan Administrator, any member of the Board or Committee (or subcommittee) and any officer or Employee of the Company or any Affiliate acting at the direction of the Plan Administrator shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent provided in Section 15.5 hereof, be fully indemnified by the Company with respect to any such action or determination.
      3.4     Composition of Committee. Notwithstanding any provision herein to the contrary, the Board may, in its sole and absolute discretion, appoint a Committee solely comprised of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may (a) delegate to a committee of one or more members of the Board who are not “outside directors” within the meaning of Section 162(m) of the Code the authority to grant Awards to Eligible Individuals who are either (A) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (B) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (2) delegate to a committee of one or more members of the Board who are not “non-employee directors” within the meaning of Rule 16b-3 the authority to grant Awards to Eligible Individuals who are not then subject to Section 16 of the Exchange Act.

SECTION 4.     SHARES SUBJECT TO PLAN AND RELATED ADJUSTMENTS
      4.1     Share Reserve. Except as otherwise provided in this Section 4, the maximum number of Shares that may be issued with respect to Awards granted pursuant to this Plan shall not exceed 5,000,000. Notwithstanding the foregoing, and subject to an adjustment made in accordance with the terms of this Plan, the maximum number of Shares that may be issued by Stock Options intended to be Incentive Stock Options shall be 5,000,000. The Shares issued pursuant to this Plan may be authorized but unissued Shares or may be issued Shares that have been reacquired by the Company.
      4.2     Cancellation, Expiration, or Forfeiture of Awards. To the extent that any Award granted pursuant to this Plan shall be forfeited, shall expire or shall be cancelled, in whole or in part, then the number of Shares subject to the Plan pursuant to subsection 4.1 shall be increased by the portion of the Award so forfeited, expired or cancelled and such forfeited, expired or cancelled Shares may again be awarded pursuant to the provisions of this Plan. In the event that Shares are delivered to the Company in full or partial payment of the Exercise Price, Purchase Price or the applicable withholding taxes imposed on any Award, as the case may be, the number of Shares available for future Awards granted pursuant to this Plan shall be reduced only by the net number of Shares issued under the applicable Award.
      4.3     Awards Payable in Shares. Awards that may be satisfied either by the issuance of Shares or by cash or other consideration shall, until the form of consideration to be paid is finally determined, be counted against the maximum number of Shares that may be issued pursuant to subsection 4.1 of this Plan. If the Award is ultimately satisfied by the payment of consideration other than Shares, then the number of Shares subject to the Plan pursuant to subsection 4.1 shall be increased by that portion of the consideration paid in a form other than Shares and such Shares may again be made the subject of an Award granted pursuant to this Plan.
      4.4     Awards Not Payable in Shares. The number of Shares subject to the Plan pursuant to subsection 4.1 shall not be reduced by Awards for which the settlement of such Award will not require the issuance of Shares.
      4.5     Issuance of Share Certificates. Prior to the issuance of Common Stock hereunder, whether upon grant, exercise, or purchase pursuant to the applicable Award, Participant shall submit the consideration, if any, required under the applicable Award; payment or other provision for any applicable tax obligations; and all documents to be executed and delivered by Participant to the Company in accordance with the provisions of this Plan and the applicable Award Agreement. The Company will evidence the exercise or purchase thereof by any means appropriate, including, without limitation, book-entry registration or issuance of a duly executed Share certificate evidencing the Shares in the name of Participant.
SECTION 5.     ELIGIBILITY
      5.1     Individuals Eligible to Participate. The Plan Administrator shall determine, within the limitations of the Plan, the Employees, Consultants or Directors of the Company or any Affiliate to whom Awards may be granted. In making such determination, as well as the determination of the type of Award and terms of such Award, the Plan Administrator shall consider the position and responsibilities of the Eligible Individual, the importance of such individual to the Company, the duties of such individual, the past, present and potential contributions of such individual to the growth and success of the Company and such other factors as the Plan Administrator may deem relevant in connection with accomplishing the purposes of this Plan.
      5.2     Evidence of Participation. Each Award granted to an Eligible Individual shall be evidenced by, and become effective upon execution and delivery of, an Award Agreement, in such form as prescribed by the Plan Administrator and containing such terms and provisions as are not inconsistent with this Plan. The provisions of separate Awards need not be identical, but each Award shall include (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) the substance of the terms of the Plan. Solely for purposes of determining the Fair Market Value of the Shares subject to an Award, such Award will be deemed to have been granted as of the date specified by the Plan Administrator within such Award

Agreement, notwithstanding any delay which may elapse in executing and delivering the applicable Award Agreement.
      5.3     Section 162(m) Limitation. Subject to the provisions of Section 13 relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Awards covering more than 5,000,000 shares of Common Stock during any calendar year. This subsection 5.3shall not apply until (i) the earliest of: (1) the first material modification of the Plan (including any increase in the number of shares of Common Stock reserved for issuance under the Plan in accordance with Section 4.1); (2) the issuance of all of the shares of Common Stock reserved for issuance under the Plan; (3) the expiration of the Plan; or (4) the first meeting of stockholders at which Directors are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security under Section 12 of the Exchange Act; or (ii) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.
      5.4     Consultants.
      (a) A Consultant shall not be eligible for the grant of an Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (1) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (2) that such grant complies with the securities laws of all other relevant jurisdictions.
      (b) Rule 701 and Form S-8 generally are available to consultants and advisors only if (1) they are natural persons; (2) they provide bona fide services to the issuer, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer’s parent; and (3) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer’s securities.
SECTION 6.     DISCRETIONARY STOCK OPTIONS
      6.1     Grant of Stock Options. The Plan Administrator, in its sole and absolute discretion, may grant Stock Options, whether alone or in addition to other Awards granted pursuant to this Plan, to any Eligible Individual. Each Eligible Individual so selected shall be offered a Stock Option to purchase the number of Shares determined by the Plan Administrator and set forth in an Award Agreement in the form prescribed by the Plan Administrator; provided, however only Employees of the Company (or any Affiliate) may be granted Incentive Stock Options. The Plan Administrator shall specify in the Award Agreement whether such Stock Option is an Incentive Stock Option or Non-Qualified Stock Option and any other terms or conditions as are not inconsistent with the terms of the Plan, as the Plan Administrator shall establish. Notwithstanding any provision herein to the contrary, the Company shall have no liability to any Participant or any other person if a Stock Option designated as an Incentive Stock Option fails to qualify as such at any time. No Incentive Stock Option shall be granted to any Employee after the expiration of ten (10) years from the date this Plan is adopted or, if later, is approved by the shareholders of the Company (if shareholder approval is required by Section 422 of the Code).
      6.2     Award Term. No Stock Option shall be exercisable after the expiration of the Award Term determined by the Plan Administrator and set out in Participant’s Award Agreement. Notwithstanding any provision herein to the contrary, the Award Term of any Incentive Stock Option granted under this Plan shall not exceed ten (10) years from the Award Date, or, in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, five (5) years from the Award Date.
      6.3     Exercise Price. The Exercise Price of each Stock Option granted under this Section 6 shall be established by the Plan Administrator or shall be determined by a method established by the Plan

Administrator as of the Award Date. The Exercise Price of any Non-Qualified Stock Option may be less than, equal to, or greater than the Fair Market Value of a Share on the Award Date. The Exercise Price of any Stock Option designated as an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the Award Date (or if greater, the par value of such Common Stock), or, in the case of such Stock Option granted to a Ten Percent Shareholder, 110% of the Fair Market Value of a Share on the Award Date.
      6.4     Vesting of Stock Options. Each Stock Option granted pursuant to this Plan may only be exercised to the extent that Participant is vested in such Stock Option. Except as otherwise provided under subsection 13.3herein, each Stock Option shall vest separately in accordance with the vesting schedule determined by the Plan Administrator, which shall be set out in the applicable Award Agreement. Notwithstanding, the Plan Administrator may accelerate the vesting schedule of any outstanding Stock Option if the Plan Administrator determines, in its sole and absolute discretion that the acceleration of such vesting schedule would be in the best interest of the Company.
      6.5     Time of Exercise. Except as otherwise specifically provided herein, no Stock Option may be exercised unless it is exercised prior to the expiration of the Award Term under subsection 6.2 above. Each exercise of a Stock Option, or any part thereof, shall be evidenced by an Exercise Agreement in the form prescribed by the Plan Administrator and, during the Participant’s lifetime, duly executed by Participant (or, following the Participant’s Disability or death, by his legal representative, estate, heirs, or designated beneficiary, as the case may be). Except as otherwise permitted by the Plan Administrator and expressly provided in the applicable Award Agreement, the Exercise Price shall be paid in full at the time of exercise in a manner permitted under Section 11 herein.

(a) Voluntary Termination of Service. Unless otherwise provided in the applicable Award Agreement, in the event Participant’s Continuous Service terminates (other than upon Participant’s Retirement, death or Disability, or for Cause or a Breach Event), Participant may exercise the vested portion of his Stock Option (to the extent that Participant was entitled to exercise such Stock Option as of the Termination Date) but only within such period of time ending on the earlier of (i) the date ninety (90) days following Participant’s Termination Date or (ii) the expiration of the Award Term under subsection 6.2. If, after termination, Participant does not exercise Participant’s Stock Option within the time specified herein, the Stock Option shall terminate and will no longer be exercisable.

(b) Retirement of Participant. Unless otherwise provided in the applicable Award Agreement, in the event Participant’s Continuous Service terminates due to Retirement, Participant may exercise the vested portion of his Stock Option (to the extent that Participant was entitled to exercise such Stock Option as of the Termination Date) but only within such period of time ending on the earlier of (i) for an Incentive Stock Option, the date ninety (90) days following Participant’s Termination Date, or for a Non-Qualified Stock Option, the date one hundred eighty (180) days following Participant’s Termination Date, or (ii) the expiration of the Award Term under subsection 6.2. If, after termination, Participant does not exercise Participant’s Stock Option within the time specified herein, the Stock Option shall terminate and will no longer be exercisable.

(c) Death of Participant. Unless otherwise provided in the applicable Award Agreement, in the event Participant’s Continuous Service terminates by reason of such Participant’s death, Participant’s estate, heirs or designated beneficiary may exercise Participant’s Stock Option (to the extent that Participant was entitled to exercise such Stock Option as of the Termination Date) but only within such period of time ending on the earlier of (i) the date one hundred eighty (180) days following Participant’s Termination Date or (ii) the expiration of the Award Term under subsection 6.2. If, after the Participant’s death, Participant’s estate, heirs or designated beneficiary have not exercised Participant’s Stock Option within the time specified herein, the Stock Option shall terminate and will no longer be exercisable.

(d) Disability of Participant. Unless otherwise provided in the applicable Award Agreement, in the event Participant’s Continuous Service terminates by reason of such Participant’s Disability, Participant, or his legal representative, may exercise Participant’s Stock Option (to the extent that Participant was entitled to exercise such Stock Option as of the Termination Date) but only within such period of time ending on the earlier of (i) the date one hundred eighty (180) days following the Participant’s Termination Date or (ii) the expiration of the Award Term under subsection 6.2. If, after termination, Participant, or his legal representative, has not exercised Participant’s Stock Option within the time specified herein, the Stock Option shall terminate and will no longer be exercisable.

(e) Termination For Cause. Unless otherwise provided in the applicable Award Agreement, in the event Participant’s Continuous Service terminates for Cause, all Stock Options held by such Participant, whether or not vested, shall immediately terminate and will no longer be exercisable.

(f) Occurrence of Breach Event. Unless otherwise provided in the applicable Award Agreement, upon the earliest occurrence of a Breach Event, all Stock Options held by such Participant, whether or not vested, shall immediately terminate and will no longer be exercisable.

(g) Discretion of Plan Administrator. The Plan Administrator shall have the sole discretion, exercisable either at the time a Stock Option is granted or at any time while the Stock Option remains outstanding, to extend the time during which a Stock Option is to remain exercisable following Participant’s Termination Date from the period otherwise in effect for that Stock Option and set forth in the Award Agreement to such greater period of time as the Plan Administrator shall deem appropriate; provided, however, an Incentive Stock Option to which such extension applies shall become a Non-Qualified Stock Option under the Plan, if after the extension, the terms of the Stock Option fail to comply with the requirements of Section 422 of the Code.

(h) Payment Upon Subsequent Exercise. Notwithstanding any provision to the contrary herein, upon notice of intent to exercise of any one or more Stock Options on or after Participant’s Termination Date in accordance with this subsection 6.5, the Company may, as soon as administratively feasible, in lieu of the issuance of Shares, remit to Participant (or his legal representative, estate, heirs, or designated beneficiary, as the case may be) a lump sum cash payment equal to the Fair Market Value of the Common Stock that would otherwise be issued under the applicable Stock Option(s), less the aggregate Exercise Price and less applicable withholding taxes; provided, however, that such payment shall not be made unless (i) the Company has sufficient capital and liquidity, as determined by the Board, in its sole and absolute discretion, to make such cash payment and (ii) until the Plan Administrator has received from Participant all necessary assignments, endorsements, instruments or such other evidences of title as may be reasonably required by the Plan Administrator.

(i) Lapsed and Cancelled Stock Options. Nothing contained in this Plan will be deemed to extend the term of a Stock Option or to revive any Stock Option that has previously lapsed or been cancelled, terminated or surrendered.

      6.6     Reload Option. If a Participant delivers Shares having a Fair Market Value equal to the Exercise Price of the Stock Option being exercised, or if Participant delivers such Shares or elects to have the Company retain that number of Shares out of the Shares being acquired through the exercise of the Stock Option having a Fair Market Value equal to the minimum withholding tax imposed on such exercise, in accordance with Section 11 herein, the Plan Administrator may, in its sole and absolute discretion, authorize a Reload Option which shall be evidenced by an amendment to the applicable Award Agreement evidencing the underlying Stock Option. The grant of a Reload Option will become effective upon the Exercise Date of the underlying Stock Option. Except as otherwise expressly provided in the amended Award Agreement, the Exercise Price of the Reload Option shall be the Fair Market Value of a Share on the Award Date of the Reload Option and shall be exercisable no later than the time when the underlying Stock Option being exercised could be last exercised, or such later date designated by the Plan Administrator in the amended Award Agreement. The Plan Administrator may, in its sole and absolute discretion, specify additional terms, conditions and restrictions for the Reload Option and the Shares to be acquired upon the exercise thereof. Absent an express provision in the amended Award Agreement to the contrary, a Reload Option granted in connection with the exercise of a Stock Option designated as an Incentive Stock Option shall not be intended to qualify as an Incentive Stock Option.

      6.7     Restrictions for Incentive Stock Options.

(a) Fair Market Value Restrictions. To the extent that the aggregate Fair Market Value (determined on the Award Date) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Stock Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Non-Qualified Stock Options.

(b) Qualification of Incentive Stock Option. To the extent that a Stock Option designated as an Incentive Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions, the failure of the stockholders of the Company to authorize the issuance of Incentive Stock Options, or the time or manner of its exercise or otherwise) such Stock Option or the portion thereof that does not qualify as an Incentive Stock option shall be deemed to constitute a Nonqualified Stock Option under this Plan.
      6.8     Transferability of Option.

(a) Incentive Stock Options. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of Participant only by Participant.

(b) Non-Qualified Stock Options. A Non-Qualified Stock Option shall be transferable to the extent provided in the Award Agreement. If the Non-Qualified Stock Option does not provide for transferability, then the Non-Qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of Participant only by Participant.

(c) Designated Beneficiaries. Notwithstanding the foregoing, Participant may, by delivering written notice to the Plan Administrator, in a form satisfactory to the Plan Administrator, designate a third party who, in the event of the death of Participant, shall thereafter be entitled to exercise the Stock Option.
      6.9     Shareholder Rights. Participant shall have not have the rights of a shareholder with respect to the Shares covered by a Stock Option, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to such Shares until the Participant has given written notice of exercise, has paid the full Exercise Price for such Shares and, if requested by the Plan Administrator, in its sole and absolute discretion, has given the representation described under subsection 15.9 hereof.

SECTION 7.	STOCK OPTIONS GRANTED TO CERTAIN DIRECTORS
      7.1     Grant of Awards. Upon election and acceptance of an individual to serve as a Non-Employee Director, the Plan Administrator shall automatically grant an Award of Non-Qualified Stock Options to such individual to purchase 10,000 Shares at an Exercise Price equal to 100% of the Fair Market Value of the Shares on the Award Date. For each succeeding year for which a Non-Employee Director continues to serve on the Board, the Plan Administrator shall automatically grant an Award of Non-Qualified Stock Options to such individual to purchase 5,000 Shares at an Exercise Price equal to 100% of the Fair Market Value of the Shares on the Award Date.
      7.2     Terms of Awards. All Awards granted pursuant to this Section 7 shall be designated as Non-Qualified Stock Options and shall be subject to the same terms and provisions as are then in effect with respect to the granting of Non-Qualified Stock Options to Eligible Individuals under Section 6 of this Plan, except that (a) the term of each such Non-Qualified Stock Option granted pursuant to this Section 7 shall be ten (10) years, which term shall not expire upon the termination of the Non-Employee Director’s Continuous Service as a director and (b) the Award shall vest in with respect to 25% of the Shares as of the last day of the first calendar quarter coincident with or immediately following the date on which the Non-Employee Director commenced his service as a Director and, thereafter, at the end of each full succeeding calendar quarter the

Award will become vested as to 25% of the Shares until the Shares are vested with respect to one hundred percent (100%) of the Shares at the end of the fourth calendar quarter following the date on which such Director commenced such position.

SECTION 8.	RESTRICTED SHARES
      8.1     Grants of Restricted Shares. The Plan Administrator may, in its sole and absolute discretion, grant Restricted Shares, whether alone or in addition to other Awards granted pursuant to this Plan, to any Eligible Individual. Each Eligible Individual granted Restricted Shares shall enter into an Award Agreement setting forth the terms and conditions (including, without limitation, the vesting, forfeitability and restrictions on transfer, whether based on performance standards, period of service or otherwise) of such Restricted Shares in such form and containing such terms and provisions as are not inconsistent with the terms of the Plan, as the Plan Administrator shall establish.
      8.2     Payment for Restricted Shares. Upon delivery to a Participant of an applicable Award Agreement, or such later date as set forth in such Award Agreement, Participant shall pay to the Company the Purchase Price, if any, in any manner permitted under Section 11 herein and set forth in the applicable Award Agreement. The Purchase Price, if any, shall be determined by the Plan Administrator, in its sole and absolute discretion, and set forth in the applicable Award Agreement.
      8.3     Terms of Restricted Shares.
      (a) Forfeiture of Restricted Shares. Subject to subsection 8.3(b) herein, all Restricted Shares shall be forfeited and returned to the Company and all rights of Participant with respect to such Restricted Shares shall terminate unless Participant satisfies the requirements of the Award Agreement, which may include requirements for continuation of service, performance, and such other terms and conditions as the Plan Administrator, in its sole and absolute discretion, shall determine applicable with respect to any Restricted Share Award.
      (b) Waiver of Forfeiture Period. Notwithstanding anything contained in this Section 8 to the contrary, the Plan Administrator may, in its sole and absolute discretion, waive the Restriction Period and any other conditions set forth in the applicable Award Agreement under appropriate circumstances (which may include the death, Disability or Retirement of Participant, or a material change in circumstances arising after the Award Date) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Plan Administrator shall deem appropriate.
      8.4     Shareholder Rights. Except as otherwise provided in the Restricted Shares Agreement, upon delivery of an executed Award Agreement evidencing the award, Participant shall have the rights of a shareholder with respect to the Restricted Shares issued hereunder, including the right to vote the Restricted Shares and to receive all dividends or other distributions paid or made with respect to such Restricted Shares. Stock certificates evidencing Restricted Shares shall be held in custody by the Company or its duly authorized delegate until the restrictions thereon have lapsed, and that, as a condition of any Restricted Share Award, the Participant shall have delivered a stock power, endorsed in blank, relating to the shares covered by such award.

SECTION 9.	STOCK APPRECIATION RIGHTS
      9.1     Grant of Stock Appreciation Rights. The Plan Administrator may grant Stock Appreciation Rights, whether alone or in addition to other Awards granted pursuant to this Plan, to any Eligible Individual. Each Stock Appreciation Right shall be evidenced by an Award Agreement, which shall include any conditions and restrictions as the Plan Administrator shall impose as are not inconsistent with the terms of the Plan. The Plan Administrator shall specify whether such Stock Appreciation Right is a Non-Tandem Stock Appreciation Right or Tandem Stock Appreciation Right.
      9.2     Award Term. No Stock Appreciation Right shall be exercisable after the expiration of the Award Term determined by the Plan Administrator and set out in Participant’s Award Agreement; provided, however, any Tandem Stock Appreciation Right shall not be exercisable after expiration of the Award Term of the related Stock Option.

      9.3     Exercisability.
      (a) Non-Tandem Stock Appreciation Rights. A Non-Tandem Stock Appreciation Right will be exercisable in the time and manner as the Plan Administrator may determine and set out in the applicable Award Agreement. A Non-Tandem Stock Appreciation Right is subject to acceleration of vesting or immediate termination of the Award Term in certain circumstances in the same manner as Stock Options pursuant to subsections 6.4 and 6.5 of this Plan.
      (b) Tandem Stock Appreciation Rights. If a Tandem Stock Appreciation Right is granted, there shall be surrendered and cancelled from the related Stock Option at the time of exercise of the Tandem Stock Appreciation Right, in lieu of exercise pursuant to the related Stock Option, that number of Shares as shall equal the number of Shares as to which the Tandem Stock Appreciation Right shall have been exercised. A Tandem Stock Appreciation Right granted in connection with an Incentive Stock Option may not exceed 100% of the difference between the Exercise Price of the related Incentive Stock Option and the Fair Market Value of the Shares subject to the related Incentive Stock Option at the time the Tandem Stock Appreciation Right is exercised and may be exercised at, and only at, such times as the Fair Market Value of the Shares subject to the related Incentive Stock Option exceeds the Exercise Price of the related Incentive Stock Option.
      9.4     Transferability. A Stock Appreciation Right shall be transferable to the extent provided in the Award Agreement provided, however, a Tandem Stock Appreciation Right may be transferred at, and only at, the times and to the extent the related Stock Option is transferable. If the Stock Appreciation Right does not provide for transferability, then the Stock Appreciation Right shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of Participant only by Participant. Notwithstanding the foregoing, Participant may, by delivering written notice to the Plan Administrator, in a form satisfactory to the Company, designate a third party who, in the event of the death of Participant, shall thereafter be entitled to exercise the Stock Appreciation Right.
      9.5     Payment of Benefit. The grant of a Stock Appreciation Right may provide that the holder thereof will be paid for the value of the Stock Appreciation Right either in cash or in Shares, or a combination thereof, as determined in the sole and absolute discretion of the Plan Administrator.
SECTION 10.     OTHER AWARDS
      The Plan Administrator may grant to any Eligible Individual other forms of Awards based upon, payable in or otherwise related to, in whole or in part, the Common Stock, if the Plan Administrator, in its sole discretion, determines that such other form of Award is consistent with the purposes of this Plan. The terms and conditions of such other form of Award shall be specified in an Award Agreement that sets forth the terms and conditions of such Award, including, but not limited to, the price, if any, and the vesting schedule, if any, of such Award and shall include any conditions and restrictions as the Plan Administrator shall impose as are not inconsistent with the terms of the Plan. Such Awards may be granted for such minimum consideration, if any, as may be required by applicable law or for such other greater consideration as may be determined by the Plan Administrator, in its sole discretion.
SECTION 11.     PAYMENT OF CONSIDERATION FOR AWARDS
      11.1     Consideration for Awards. Except as otherwise provided in this Plan, consideration for Awards upon exercise or purchase may be submitted only in such amounts and at such intervals of time as specified in the applicable Award Agreement:

(a) by certified check or bank draft; or

(b) by execution of a promissory note, to be submitted with a stock power, endorsed in blank relating to the Shares held as collateral for such note; or

(c) by “cashless exercise”, pursuant to which the Company withholds from the Shares that would otherwise be issued upon exercise that number of Shares with a Fair Market Value equal to the Exercise Price for the Shares with respect to which such election was made; or

(d) through a broker-dealer acting on behalf of the Participant if (i) the broker-dealer has received a fully and duly endorsed copy of the Award Agreement and a fully and duly endorsed notice of exercise, along with written instructions signed by the Participant requesting that the Company deliver Shares to the broker-dealer to be held in a designated account on behalf of the Participant; (ii) adequate provision has been made with respect to the payment of any withholding taxed due upon exercise; and (iii) the broker-dealer and the Participant have otherwise complied with applicable securities laws; or

(e) through the delivery of unrestricted Shares having a Fair Market Value equal to the Exercise Price and owned by Participant for more than six (6) months (or such shorter or longer period of time as is necessary to avoid a charge to earnings); or

(f) any combination of one or more methods described herein; or

(g) any other consideration deemed acceptable by the Plan Administrator, in its sole and absolute discretion.
Notwithstanding any provision herein to the contrary, a Participant shall not be permitted to exercise an Incentive Stock Option pursuant to paragraph (e) above unless the Award Agreement specifically permits such method of exercise on the Award Date.
      11.2     Withholding Requirements. The amount, as determined by the Plan Administrator, of any federal, state or local tax required to be withheld by the Company due to the exercise of an Award shall, subject to the authorization of the Plan Administrator, be satisfied, at the election of Participant, either:

(a) by payment to the Company of the amount of such withholding obligation by certified check or bank draft; or

(b) to the extent permitted by the Plan Administrator in its sole discretion, through either the retention by the Company of a number of Shares out of the Shares being acquired through the exercise of the Stock Option or the delivery of Shares owned by Participant for more than six (6) months and having a Fair Market Value equal to the minimum withholding obligation.
If Participant elects to use and the Plan Administrator permits the method described in subsection 11.2(b) herein in full or partial satisfaction of any withholding tax liability resulting from the exercise of an Award hereunder, the Company shall remit a cash payment or an amount equal to the Fair Market Value of the Shares so withheld, as the case may be, to the appropriate taxing authorities.
SECTION 12.     COMPLIANCE WITH SECURITIES AND OTHER LAWS
      12.1     Securities Laws. As a condition to the issuance or transfer of any Award or any security issuable in connection with such Award, the Company may require an opinion of counsel, satisfactory to the Company, to the effect that such issuance and/or transfer will not be in violation of the Securities Act or any other applicable securities laws. The Company shall not be liable for damages due to delay in the issuance, delivery or transfer of any Award or any security issuable in connection with such Award or any agreement, instrument or certificate evidencing such Award or security for any reason whatsoever. The Company is under no obligation to take any action or incur any expense to register or qualify the issuance, delivery or transfer of any Award or any security issuable in connection with such Award under applicable securities laws or to perfect any exemption from such registration or qualification or to list any security on any securities exchange or automated quotation system. Furthermore, the Company will have no liability to any person for refusing to issue, deliver or transfer any Award or any security issuable in connection with such Award if such refusal is based upon the foregoing provisions of this Section 12. As a condition to any issuance, delivery or transfer of any Award or any security issuable in connection with such Award, the Company may place legends on any agreement, instrument or certificate evidencing such Award or security, issue stop transfer orders with respect thereto and require such agreements or undertakings as the Company may deem necessary or advisable to assure compliance with applicable laws or regulations.
      12.2     Tax Laws. Notwithstanding any provision herein to the contrary, any Award issued hereunder that constitutes a deferral of compensation under a “nonqualified deferred compensation plan”, as such term is defined under Section 409A(d)(1) of the Code (or a successor provision thereto), shall comply with the requirements of Section 409A of the Code (or a successor provision thereto) and applicable guidance published in the Internal Revenue Bulletin.
SECTION 13.     ADJUSTMENTS UPON CHANGES IN SHARES
      13.1     Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of Shares, exchange of Shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of Shares subject to the Plan pursuant to subsection 4.1 and the outstanding Awards will be appropriately adjusted in the class(es) and number of Shares and price per Share of Common Stock subject to such outstanding Awards. The Plan Administrator shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company).
      13.2     Change in Control — Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, all then outstanding Awards shall terminate immediately prior to such event.
      13.3     Change in Control — Asset Sale, Merger, Consolidation or Reverse Merger. Unless otherwise provided in the applicable Award Agreement, in the event of (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation (except for a merger or consolidation with an entity controlled by the shareholders of the Company) or (iii) a reverse merger in which the Company is the surviving corporation but the Shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then with respect to Stock Options held by Participants whose Continuous Service has not terminated, the vesting of such Stock Options (and, if applicable, the time during which such Stock Options may be exercised) shall be fully accelerated, and the Stock Options shall terminate if not exercised (if applicable) at or prior to such event. With respect to any other Awards outstanding under the Plan, such Awards shall terminate if not exercised (if applicable) prior to such event.
SECTION 14.     AMENDMENT AND TERMINATION
      14.1     Amendment of Plan. Notwithstanding anything contained in this Plan to the contrary, all provisions of this Plan (including, without limitation, the maximum number of Shares that may be issued with respect to Awards granted pursuant to this Plan) may at any time, or from time to time, be modified or amended by the Plan Administrator; provided, however, that no amendment or modification shall be made (i) which would impair the rights of a Participant with respect to an Award issued hereunder, without the Participant’s consent, or (ii) which would cause the Plan to no longer comply with Rule 16b-3 under the Exchange Act, Section 422 of the Code (to the extent applicable) or any other regulatory requirements. To the extent shareholder approval of this Plan is required by Section 422 of the Code, no Eligible Individual shall be granted an Incentive Stock Option unless this Plan is approved by the shareholders of the Company within twelve (12) months before or after the date this Plan is initially adopted. In the event this Plan is amended to increase the number of Shares subject to issuance upon the exercise of Incentive Stock Options or to change the class of Employees eligible to receive Incentive Stock Options, no individual shall be granted an Incentive Stock Option unless such amendment is approved by the shareholders of the Company within twelve (12) months before or after such amendment.

      14.2     Amendment of Award. The Plan Administrator may amend, modify or terminate any outstanding Award at any time prior to payment or exercise in any manner not inconsistent with the terms of this Plan; provided, however, that a Participant’s rights under the Award shall not be impaired by such amendment unless (i) the Plan Administrator requests the consent of such Participant and (ii) the Participant consents in writing.
      14.3     Termination of Plan. The Plan Administrator may suspend or terminate this Plan at any time, and such suspension or termination may be retroactive or prospective. Termination of this Plan shall not impair or affect any Award previously granted hereunder and the rights of the holder thereof shall remain in effect until the Award has been exercised in its entirety or has expired or otherwise has been terminated by the terms of such Award.
      14.4     Regulatory Forfeiture. Notwithstanding any other provision herein or in any Award Agreement, in the event the Company’s state or federal banking regulator determines that the Company’s capital has fallen below minimum requirements, and the Company’s primary federal banking regulator directs the Company to demand exercise or forfeiture of outstanding Awards, then the Company shall have the right to require that all outstanding Awards be exercised or forfeited within a reasonable period of time, and any unexercised Awards shall be forfeited and terminated at the end of such period of time.
SECTION 15.     GENERAL PROVISIONS
      15.1     No Assignment or Alienation. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Award contrary to the provisions of this Plan or the applicable Award Agreement, or the levy of any execution, attachment or similar process upon an Award shall be null and void and without effect.
      15.2     No Limit on Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Company from adopting or continuing in effect other compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.
      15.3     Tax Withholding. The Company shall notify Participant of any income tax withholding requirements arising as a result of the grant of any Award, exercise of a Stock Option, or any other event occurring pursuant to this Plan. The Company shall have the right to withhold from such Participant such withholding taxes as may be required by law, or to otherwise require Participant to pay such withholding taxes. If Participant shall fail to make such tax payments as are required, the Company or its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant or to take such other action as may be necessary to satisfy such withholding obligations.
      15.4     No Right to Employment or Continuation of Relationship. Nothing in this Plan or in any Award, nor the grant of any Award, shall confer upon or be construed as giving any Participant any right to remain in the employ of the Company or an Affiliate or to continue as a Consultant or Non-Employee Director. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or terminate the relationship of any Consultant or Non-Employee Director with the Company or any Affiliate, free from any liability or any claim pursuant to this Plan, unless otherwise expressly provided in this Plan or in any agreement or notice evidencing an Award made under this Plan. Except as otherwise provided in Section 7 hereof, no Consultant, Director or Employee of the Company or any Affiliate shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of any Consultant, Director or Employee of the Company or any Affiliate or of any Participants.
      15.5     Indemnification of Plan Administrator. The Company shall indemnify each present and future Plan Administrator against, and each member of the Board, or any Committee or subcommittee of the Board or Committee, as well as any officer or Employee acting at the direction of the Plan Administrator, shall be entitled, without further act on his part, to indemnity from the Company for all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a Plan Administrator, whether or not he continues to be a Plan Administrator at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any Plan Administrator (a) in respect of matters as to which he shall be finally adjudged in any such action, suit, or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a Plan Administrator or (b) in respect of any matter in which any settlement is effected in an amount in excess of the amount approved by the Company on the advice of its legal counsel. The foregoing right of indemnification shall inure to the benefit of the heirs, executors, or administrators of each such Plan Administrator, member of the Board, or any Committee or subcommittee of the Board or Committee, as well as any officer or Employee acting at the direction of the Plan Administrator, and shall be in addition to all other rights to which such member, Plan Administrator, officer or Employee shall be entitled as a matter of law, contract, or otherwise.
      15.6     No Limitation Upon the Rights of the Company. The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, or changes of its capital or business structure; to merge, convert or consolidate; to dissolve or liquidate; or sell or transfer all or any part of its business or assets.
      15.7     No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award, and the Plan Administrator shall determine, in its sole discretion, whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated or otherwise eliminated.
      15.8     Rights of Participants. Except as expressly provided in this Plan or in an applicable Award Agreement, any Eligible Individual to whom an Award is granted shall have no rights by reason of any subdivision or consolidation of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, reorganization, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, Exercise Price, or Purchase Price of Shares subject to an Award.
      15.9     Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that Participant is acquiring Common Stock subject to the Award for Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the Shares upon the exercise or grant of an Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.
      15.10     GOVERNING LAW. TO THE EXTENT NOT OTHERWISE PREEMPTED BY FEDERAL LAW, THE VALIDITY, CONSTRUCTION AND EFFECT OF THIS PLAN AND ANY RULES AND REGULATIONS RELATING TO THIS PLAN SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.
      15.11     Qualification of Plan. This Plan is not intended to be, and shall not be, qualified under Section 401(a) of the Code.
      15.12     Severability. If any provision of this Plan or any Award is, or becomes, or is deemed to be, invalid, illegal or unenforceable in any jurisdiction or as to any individual or Award, or would disqualify this

Plan or any Award under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable law, or if it cannot be construed or deemed amended without, in the sole determination of the Plan Administrator, materially altering the intent of this Plan or the Award, such provision shall be stricken as to such jurisdiction, individual or Award and the remainder of this Plan and any such Award shall remain in full force and effect.
      15.13     Headings. Headings are given throughout this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.
      15.14     Effective Date. Except as otherwise expressly provided to the contrary, this Plan shall be effective as of the                     day of                     , 2005.
      15.15     Termination of Plan. Except as otherwise expressly provided herein, Awards may be granted under the Plan at any time and from time to time on or prior to the tenth (10th) anniversary of the Effective Date of this Plan, on which date the Plan will expire except as to Awards then outstanding under the Plan. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired. Notwithstanding anything herein to the contrary, Awards designated as Incentive Stock Options shall not be granted after the expiration of ten (10) years from the date this Plan is adopted or, if later, is approved by the shareholders of the Company (if shareholder approval is required by Section 422 of the Code); provided, however, such Incentive Stock Options shall remain exercisable during the remaining term, if any, of such outstanding Award(s).
      15.16     General and Number. In construing the Plan, any masculine terminology herein shall also include the feminine, and the definition of any term herein in the singular shall also include the plural, except when otherwise indicated by the context.

FORM OF PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
MEETING OF THE STOCKHOLDERS OF VISEON, INC.
TO BE HELD APRIL 18, 2005

      The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders of Viseon, Inc. (the “Company”) to be held on April 18, 2005, at 10:00 a.m., local time, at the Company’s corporate office, 8445 Freeport Parkway, Suite 245, Irving, Texas 75063, and the Proxy Statement in connection therewith, and appoints John C. Harris and Robert A. Wolf, and each of them, as the lawful agents and proxies of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock and Series A Convertible Preferred Stock of Viseon, Inc. held of record by the undersigned as of the close of business on February 18, 2005 at the Annual Meeting of Stockholders or any adjournment or postponement thereof.

1.	ELECTION OF DIRECTORS.

_____ FOR all nominees listed below (except as marked to the contrary below)

_____ WITHHOLD authority to vote for all nominees listed below

Class I Director:	Charles Rey
Class II Directors:	John C. Harris and Geoffrey Gerard
Class II Directors:	Brian Day and John O’Donnell

(INSTRUCTION: To withhold authority to vote for any nominee, write the nominees’ names on the space provided below.)

2.	PROPOSAL TO APPROVE THE 2005 VISEON, INC. STOCK PLAN AND TO SET ASIDE 5,000,000 SHARES OF COMMON STOCK FOR ISSUANCE UNDER THE PLAN.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	PROPOSAL TO RATIFY THE APPOINTMENT OF VIRCHOW, KRAUSE & COMPANY, LLP AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS.

FOR	AGAINST	ABSTAIN
☐	☐	☐

4.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING, OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

FOR	AGAINST	ABSTAIN
☐	☐	☐

      It is understood that when properly executed, this Proxy will be voted in the manner directed herein by the undersigned stockholder. WHERE NO CHOICE IS SPECIFIED BY THE STOCKHOLDER, THE PROXY WILL BE VOTED “FOR” THE NAMED PROPOSALS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

      The undersigned hereby revokes all previous proxies related to the shares covered hereby and confirms all that said Proxy and his substitutes may do by virtue hereof.

Please sign exactly as name(s) appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2005

Signature

Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

☐ PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING.